SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-13421)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 15             [X]
and
REGISTRATION STATEMENT (No. 811-5112)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No.         [X]
Fidelity Sterling Performance Portfolio, L.P.
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 ( x ) on ( February 28, 1997 ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed the Notice required by such Rule on February 20, 1997.
FIDELITY FOREIGN CURRENCY FUNDS:
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Funds at a Glance; Who May Want
                                              to Invest

3     a      ..............................   Financial Highlights

      b      ..............................   *

      c, d   ..............................   Performance

4     a      i.............................   Charter

             ii...........................    The Funds at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page; The Funds at a Glance; Charter;
                                              Doing Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter

      g      ii...........................    *

5A           ..............................   Performance

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    Charter

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   Sales Charge Waivers

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   *

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

FIDELITY FOREIGN CURRENCY FUNDS:
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.



CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11            ............................   Cover Page

12                ............................   Description of the Funds

13       a - c    ............................   Investment Policies and Limitations

         d        ............................   Portfolio Transactions

14       a - c    ............................   Managing General Partners and Officers

15       a - c    ............................   Managing General Partners and Officers

16       a i      ............................   FMR; Portfolio Transactions

           ii     ............................   Managing General Partners and Officers

          iii     ............................   Management Contracts

         b        ............................   Management Contracts

         c, d     ............................   Contracts with FMR Affiliates

         e        ............................   *

         f        ............................   Distribution and Service Plans

         g        ............................   *

         h        ............................   Description of the Funds

         i        ............................   Contracts with FMR Affiliates

17       a - c    ............................   Portfolio Transactions

         d, e     ............................   *

18       a        ............................   Description of the Funds

         b        ............................   *

19       a        ............................   Additional Purchase and Redemption Information

         b        ............................   Additional Purchase and Redemption Information;
                                                 Valuation

         c        ............................   *

20                ............................   Distributions and Taxes

21       a, b     ............................   Contracts with FMR Affiliates

         c        ............................   *

22                ............................   Performance

23                ............................   Financial Statements


* Not Applicable

FIDELITY
FOREIGN CURRENCY
FUNDS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated February 28, 1997.
   The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's
    Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
CUR-pro-0297
Each of these funds seeks to approximate the performance of its reference currency relative to the U.S. dollar while earning a reasonable level of income.
FIDELITY YEN
PERFORMANCE PORTFOLIO, L.P.
   (fund number 499)
FIDELITY STERLING
PERFORMANCE PORTFOLIO, L.P.
   (fund number 498)
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.
   (fund number 497)
PROSPECTUS
FEBRUARY 28, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109



CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's sales
                            charge (load) and its yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

                            SALES CHARGE  WAIVERS

                            APPENDIX Summary of
                            Partnership Agreements.

KEY FACTS


THE FUNDS AT A GLANCE
STRATEGY: Invests in high-quality money market securities either denominated in the foreign currency, or denominated in U.S. dollars but coupled with investment techniques to perform as though they were denominated in the foreign currency.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
YEN FUND
GOAL: Approximate the performance of the Japanese Yen relative to the U.S. dollar while earning a reasonable level of income.
SIZE: As of December 31, 1996, the fund had over $   2     million in
assets.
STERLING FUND
GOAL: Approximate the performance of the British Pound Sterling relative to the U.S. dollar while earning a reasonable level of income.
SIZE: As of December 31, 1996, the fund had over $   1     million in
assets.
DEUTSCHE MARK FUND
GOAL: Approximate the performance of the German Deutsche Mark relative to the U.S. dollar while earning a reasonable level of income.
SIZE: As of December 31, 1996, the fund had over $   6     million in
assets.
WHO MAY WANT TO INVEST
These non-diversified funds are designed for those who want to invest a portion of their assets in one or more of three foreign currency markets. A fund may be appropriate for investors who:
(small solid bullet) believe the reference foreign currency will appreciate relative to the U.S. dollar;
(small solid bullet) want to protect against a decline in the purchasing power of the U.S. dollar relative to that of the foreign currency; or (small solid bullet) want to diversify their investments beyond dollar-denominated securities.
Investors should understand that each fund's share price will change daily and that income earned by a fund will not be distributed to shareholders as dividends. Instead, it will be included in the fund's share price.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news both here and abroad. Each fund's performance will also significantly depend on currency values, foreign economies, and other factors related to foreign investments. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
   Under current federal tax law, certain "publicly traded partnerships" are treated as corporations. The funds currently are covered by a 10-year transition rule that preserves their tax status as partnerships, but the rule will expire on December 31, 1997. Because of the termination of their status as partnerships, the funds may be liquidated or their operations may be modified significantly on or before December 31, 1997.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See page and - for an explanation of how and when these charges apply.
Maximum sales charge on purchases                  0.40
(as a % of offering price)                         %

Maximum sales charge on reinvested distributions   None

Deferred sales charge on redemptions               None

Exchange fee                                       None

Annual account maintenance fee                     $12.0
(for accounts under $2,500)                        0

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on historical expenses, and are calculated as a percentage of average net assets.
   YEN FUND
Management fee (after reimbursement)      0.00
                                              %

12b-1 fee                              None

Other expenses (after reimbursement)      1.50
                                              %

Total fund operating expenses             1.50
                                              %

STERLING    FUND
Management fee (after reimbursement)      0.00
                                              %

12b-1 fee                              None

Other expenses (after reimbursement)      1.50
                                              %

Total fund operating expenses             1.50
                                              %

   DEUTSCHE MARK FUND
Management fee (after reimbursement)      0.00
                                              %

12b-1 fee                              None

Other expenses (after reimbursement)      1.50
                                              %

Total fund operating expenses             1.50
                                              %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year     $    19

After 3 years    $    51

After 5 years    $    86

After 10 years   $    18
                    3

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to temporarily limit each fund's operating expenses to 1.50% of its average net assets. If these agreements were not in effect, and there were no state expense limitations, the management fee,
other expenses, and total operating expenses would have been        .50%,
4.74%, and 5.24%, respectively for        the Yen Fund; .50%, 10.52% and
11.02%        for Sterling Fund; and .50%, 1.93%,        and 2.43% for
Deutsche Mark Fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for the Yen Fund, the Sterling Fund, and the Deutsche Mark Fund have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial
statements, and report of the auditor are included    in the funds' Annual
Report, and are incorporated by reference into (are legally part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or
t    he SAI.
   YEN FUND



   Selected Per-Share Data
 and Ratios

 Years ended        1996         1995        1994        1993        1992        1991        1990        1989E
 December 31

 Net asset value,   $ 16.32      $ 16.93     $ 15.03     $ 13.29     $ 12.97     $ 11.28     $ 10.06     $ 10.00
 beginning of
 period

 Income from
 Investment
 Operations

  Net investment    .63C         .82C        .47C        .24C        .28C        .48         .60         .09C
 income

  Net realized and  (2.54)       (1.43)      1.43        1.50        .04         1.21        .62         (.03)
 unrealized
  gain (loss)

  Total from        (1.91)       (.61)       1.90        1.74        .32         1.69        1.22        .06
 investment
  operations

 Net asset value,   $ 14.41      $ 16.32     $ 16.93     $ 15.03     $ 13.29     $ 12.97     $ 11.28     $ 10.06
 end of period

 Total returnA,B    (11.70)      (3.60)      12.64%      13.09%      2.47%       14.98%      12.13%      .60%
                    %            %

 Net assets, end of $ 2,468      $ 2,893     $ 3,505     $ 2,253     $ 3,801     $ 4,796     $ 4,415     $ 572
 period (000
 omitted)

 Ratio of expenses  1.50%D       1.50%D      1.50%D      1.50%D      1.50%D      1.50%D      1.50%D      1.50%D
 to average net                                                                                          ,F
 assets

 Ratio of net       4.09%        4.38%       2.86%       1.56%       2.13%       4.43%       6.34%       8.35%F
 investment income
 to average net
 assets



A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD NOVEMBER 16, 1989 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1989.
F ANNUALIZED
 STERLING FUND



 Selected Per-Share Data and Ratios

 Years ended December 1996        1995        1994        1993        1992         1991        1990        1989F
 31

 Net asset value,     $ 15.37     $ 14.79     $ 13.46     $ 13.16     $ 14.97      $ 14.09     $ 10.32     $ 10.00
 beginning of period

 Income from
 Investment Operations

  Net investment      .62C        .68C        .38C        .22C        .34C         .55C        .94         .09C
 income

  Net realized and    1.74        (.10)E      .95         .08         (2.15)       .33         2.83        .23
 unrealized
  gain (loss)

  Total from          2.36        .58         1.33        .30         (1.81)       .88         3.77        .32
 investment operations

 Net asset value, end $ 17.73     $ 15.37     $ 14.79     $ 13.46     $ 13.16      $ 14.97     $ 14.09     $ 10.32
 of period

 Total returnA,B      15.35       3.92%       9.88%       2.28%       (12.09)      6.25%       36.53       3.20%
                      %                                               %                        %

 Net assets, end of   $ 1,511     $ 1,021     $ 3,343     $ 3,684     $ 1,715      $ 10,85     $ 3,301     $ 366
 period                                                                            7
 (000 omitted)

 Ratio of expenses to 1.50%       1.50%       1.50%       1.50%       1.50%        1.50%       1.50%       1.50%
 average              D           D           D           D           D            D           D           D,G
 net assets

 Ratio of net         3.92%       4.44%       2.69%       1.61%       2.27%        4.08%       6.77%       7.76%
 investment income to                                                                                      G
 average net assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
F FOR THE PERIOD NOVEMBER 16, 1989 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1989.
G ANNUALIZED
 DEUTSCHE MARK FUND



 Selected Per-Share Data and
 Ratios

 Years ended          1996        1995        1994        1993        1992        1991        1990        1989 E
 December 31

 Net asset value,     $ 18.12     $ 16.33     $ 14.03     $ 14.20     $ 14.05     $ 13.27     $ 10.94     $ 10.00
 beginning of
 period

 Income from
 Investment
 Operations

  Net investment      .71C        .78C        .43 C       .23 C       .34 C       .55 C       .61         .09 C
 income

  Net realized and    (1.60)      1.01        1.87        (.40)       (.19)       .23         1.72        .85
 unrealized
  gain (loss)

  Total from          (.89)       1.79        2.30        (.17)       .15         .78         2.33        .94
 investment
  operations

 Net asset value,     $ 17.23     $ 18.12     $ 16.33     $ 14.03     $ 14.20     $ 14.05     $ 13.27     $ 10.94
 end
 of period

 Total returnA,B      (4.91)      10.96%      16.39%      (1.20)      1.07%       5.88%       21.30%      9.40%
                      %                                   %

 Net assets, end of   $ 6,011     $ 11,53     $ 8,517     $ 5,777     $ 9,007     $ 24,07     $ 12,11     $ 6,230
 period (000                      1                                               0           5
 omitted)

 Ratio of expenses    1.50% D     1.50%D      1.50%D      1.50%D      1.29%D      1.50%D      1.50%D      1.50%D
 to average net                                                                                           ,F
 assets

 Ratio of net         4.04%       4.31%       2.81%       1.62%       2.38%       4.38%       6.62%       8.07%F
 investment income
 to average net
 assets


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARE OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD NOVEMBER 16, 1989 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1989.
F ANNUALIZED
PERFORMANCE
Each fund's performance can be measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from January 1 through December 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index. The charts on page present calendar year performance.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended   Past              Past            Life
December 31, 1996      1                 5               of
                       year              years           fundA

Yen Fund                   (11.70)           2.13    %       5.26    %
                              %

Yen Fund           (12.06)           2.05    %       5.20    %
(load adj.B)          %

Yen                 (10.82)           1.49    %        3.06    %
                       %

Sterling Fund       15.35             3.44    %        8.36    %
                       %

Sterling Fund       14.89             3.36    %        8.30    %
(load adj.B)       %

Sterling            10.45             (1.71)           1.14    %
                   %                     %

Deutsche Mark Fund       (4.91)           4.16    %       7.93    %
                            %

Deutsche Mark       (5.29)           4.08    %       7.87    %
(load adj.B)           %

Deutsche Mark       (6.71)           (0.33)           2.50    %
                       %                %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended   Past    Past    Life
December 31, 1996      1       5       of
                       year    years   fundA

Yen Fund       (11.70)           11.10           44.10
                  %                 %               %

Yen Fund           (12.06)           10.66           43.52
(load adj.B)          %                 %               %

Yen       (10.82)           7.67           24.00
             %                 %              %

Sterling Fund       15.35           18.44            77.30
                       %               %                %

Sterling Fund       14.89           17.96            76.59
(load adj.B)           %               %                %

Sterling            10.45           (8.27)           8.43    %
                       %               %

Deutsche Mark Fund       (4.91)           22.63           72.30
                            %                %               %

Deutsche Mark       (5.29)           22.14           71.61
(load adj.B)           %                %               %

Deutsche Mark       (6.71)           (1.62)           19.29
                       %                %                %

A FROM November 16, 1989 (COMMENCEMENT OF OPERATIONS)
B LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF a .40% sales charge.

       YEAR-BY-YEAR TOTAL RETURNS
Calendar years    1990 1991 1992 1993 1994 1995 1996
YEN FUND       12.13    %    14.98    %    2.47% 13.09    %    12.64    %
   -3.60    %
   -11.70    %
Yen       6.28    %    8.46    %    -0.01    %    11.64    %    12.11    %
   -3.53    %    -10
 .82    %
Consumer Price Index       6.11    %    3.06    %    2.90% 2.75    %
   2.67    %    2.54    %    3.32
    %
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 12.13
Row: 5, Col: 1, Value: 14.98
Row: 6, Col: 1, Value: 2.47
Row: 7, Col: 1, Value: 13.09
Row: 8, Col: 1, Value: 12.64
Row: 9, Col: 1, Value: -3.6
Row: 10, Col: 1, Value: -11.7
(LARGE SOLID BOX) Yen Fund
YEAR-BY-YEAR TOTAL RETURNS
Calendar years    1990 1991 1992 1993 1994 1995 1996
STERLING FUND       36.53    %    6.25    %    -12.09    %    2.28    %
   9.88    %    3.92    %    15.
35    %
Sterling       19.97    %    -3.42    %    --19.11    %    -2.22    %
   6.05    %    -0.99
    %    10.45    %
Consumer Price Index       6.11    %    3.06    %    2.90    %    2.75    %
   2.67    %    2.54    %    3.32
    %
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 36.53
Row: 5, Col: 1, Value: 6.25
Row: 6, Col: 1, Value: -12.09
Row: 7, Col: 1, Value: 2.28
Row: 8, Col: 1, Value: 9.880000000000001
Row: 9, Col: 1, Value: 3.92
Row: 10, Col: 1, Value: 15.35
(LARGE SOLID BOX) Sterling
Fund
YEAR-BY-YEAR TOTAL RETURNS
Calendar years           1990 1991 1992 1993 1994 1995 1996
DEUTSCHE MARK FUND       21.30    %    5.88    %    1.07    %    -1.20    %
   16.39    %    10.96    %
   -4.91    %
Deutsche Mark       13.36    %    -1.66    %    -6.42    %    -6.77    %
   12.18    %    7.75
    %    -6.71    %
Consumer Price Index       6.11    %    3.06    %    2.90    %    2.75    %
   2.67    %    2.54    %    3.32
    %
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 21.3
Row: 5, Col: 1, Value: 5.88
Row: 6, Col: 1, Value: 1.07
Row: 7, Col: 1, Value: -1.2
Row: 8, Col: 1, Value: 16.39
Row: 9, Col: 1, Value: 10.96
Row: 10, Col: 1, Value: -4.91
(LARGE SOLID BOX) Deutsche
Mark Fund
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. However, because of the types of investments each fund makes based on its investment strategy, the funds do not quote yields.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND:    an investment that pools shareholder's money
and invests it toward a specific goal. Each fund is a non-diversified fund
organized as a limited     partnership in the state of Delaware on April
13, 1987. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY MANAGING GENERAL PARTNERS, who are responsible for protecting the interests of investors (known as Limited Partners). The Managing General Partners are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The majority of Managing General Partners are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove Managing General Partners, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. FMR also serves as a Non-Managing General Partner. Jacques Perold is Vice President and manager of Deutsche Mark, Sterling and Yen portfolios, which he has managed since October 1995. Previously, Mr. Perold was vice president of structured trading from 1994 to 1995, and director of equity trading research and development, from 1992 to 1994. Mr. Perold joined Fidelity in 1986.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
EACH FUND'S INVESTMENT APPROACH
Each fund seeks a reasonable level of current income while maintaining stability of principal in terms of its reference currency. Each fund invests in high-quality money market securities that are either denominated in the foreign currency, or denominated in U.S. dollars but coupled with investment techniques to perform as though they were denominated in the foreign currency. If successful, the performance of a fund would track the performance of its foreign currency relative to the U.S. dollar. At the same time, it would earn current income at the money market rates prevailing in its currency, minus costs and expenses. However, any income earned by a fund will be included in the fund's share price, and will not be distributed to investors as dividends or capital gains.
FMR often uses investment techniques that, together with U.S. dollar-denominated securities, duplicate the performance of the foreign currency. These are called "synthetic" positions in the foreign currency. For example, a forward currency exchange contract is an agreement to exchange a specified amount of one currency for a specified amount of another currency at a future date. Futures, options, swap agreements, and indexed securities can be used for similar purposes. These techniques rely on the creditworthiness of the counterparty in the transaction, and could lose their effectiveness at tracking a foreign currency if the counterparty defaults.
FMR currently expects that most, if not all, of the funds' investments will be in synthetic positions, because the market for high-quality money market securities denominated in U.S. dollars is larger and more liquid than the markets denominated in other currencies. Also, although synthetic positions involve costs to the funds, these costs are typically lower than direct investments in securities denominated in foreign currencies.
Each fund's performance depends heavily on its currency exchange rate, which is generally determined by supply and demand in the foreign exchange markets. Governments, their central banks, and political and economic developments can also impact currency exchange rates.
In addition to the factors discussed above, each fund's share price changes daily and is based on changes in interest rates and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Therefore, each fund maintains a dollar-weighted average maturity of 120 days or less, and does not invest in instruments that mature in more than one year. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the funds, they may be worth more or less than what you paid for them.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.
RESTRICTIONS: Each fund does not currently intend to invest in any security not rated in the two highest rating categories by any nationally recognized rating service, or in any unrated security judged by FMR to be of equivalent quality.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
FOREIGN CURRENCIES may involve additional risks. These include currency fluctuations, risks relating to political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments more volatile.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
RESTRICTIONS: A fund may not use these techniques unless the creditworthiness of the counterparty meets the fund's requirements.
       FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Managing General Partners, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
   CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: Each fund does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: Each fund is considered non-diversified. A fund may not invest more than 25% of its total assets in any issuer. This limitation
does not apply to U.S.    or     foreign government securities or to
securities of other investment companies. A fund also may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each fund seeks stability of principal in terms of its reference currency and, consistent with that objective, seeks to earn a reasonable level of current income.
Each fund may not invest more than 25% of its total assets in any one industry.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. Each fund pays a management fee at the annual rate of .50% of the fund's average net assets.
   After reimbursement, the Yen, Sterling and Deutsche Mark Funds paid no management fees for the fiscal year ended December 31, 1996.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In the fiscal year ended December 1996, the Yen, Sterling, and Deutsche Mark Funds paid FSC fees equal to 2.64% , 5.70%, and 1.16% respectively, of average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of Managing General Partners who are not affiliated with Fidelity.
FMR has voluntarily agreed to limit each fund's total operating expenses to an annual rate of 1.50% of average net assets.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
ONCE EACH BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR EACH FUND: the offering price and the net asset value (NAV). If you qualify for a sales charge waiver as described on page , your share price will be the NAV. If you pay a sales charge as described below, your share price will be the offering price. When you buy shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest at the NAV. The sales charge you pay depends upon the amount you invest
  Sales charge (as a
 Amount % of offering price)
Less than $25,000 0.40%
$25,000 to $100,000 0.30%
More than $100,000 0.20%
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Mail in an application to establish the account, along with instructions to use the proceeds from a redemption from your existing account to purchase shares in the Foreign Currency fund of your choice.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $5,000
TO ADD TO AN ACCOUNT  $1,000
MINIMUM BALANCE $   2,000
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.


UNDERSTANDING
SHARE PRICE
Let's say you invest $5,000 at
an offering price of $10. Of
the $10 offering price, .40%
($.04) is the sales charge,
and 99.60% ($9.96)
represents the NAV. The
value of your initial
investment will be $4,980
(500 shares worth $9.96
each), and you will have paid
a sales charge of $20.
(checkmark)
Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 75.0
Row: 1, Col: 3, Value: 75.0
Row: 1, Col: 4, Value: 75.0
Row: 1, Col: 5, Value: 75.0
Row: 1, Col: 6, Value: 75.0
Row: 1, Col: 7, Value: 75.0
Row: 1, Col: 8, Value: 75.0
Row: 1, Col: 9, Value: 75.0
Row: 1, Col: 10, Value: 75.0
Row: 1, Col: 11, Value: 75.0
Row: 1, Col: 12, Value: 75.0
Row: 1, Col: 13, Value: 75.0
Row: 1, Col: 14, Value: 75.0
Row: 1, Col: 15, Value: 75.0
Row: 1, Col: 16, Value: 75.0
Row: 1, Col: 17, Value: 75.0
Row: 1, Col: 18, Value: 75.0
Row: 1, Col: 19, Value: 75.0
Row: 1, Col: 20, Value: 75.0
Row: 1, Col: 21, Value: 75.0
Row: 1, Col: 22, Value: 75.0
Row: 1, Col: 23, Value: 75.0
Row: 1, Col: 24, Value: 75.0
Row: 1, Col: 25, Value: 75.0
Row: 1, Col: 26, Value: 75.0
Row: 1, Col: 27, Value: 75.0
Row: 1, Col: 28, Value: 75.0
Row: 1, Col: 29, Value: 75.0
Row: 1, Col: 30, Value: 75.0
Row: 1, Col: 31, Value: 75.0
Row: 1, Col: 32, Value: 75.0
Row: 1, Col: 33, Value: 75.0
Row: 1, Col: 34, Value: 75.0
$5,000 Investment
 .40% sales charge = $20
Value of Investment = $4,980

                                      TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Money
                                                                            Line to transfer from
                                                                            your bank account. Call
                                                                            before your first use to
                                                                            verify that this service
                                                                            is in place on your
                                                                            account. Maximum
                                                                            Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Wire to:
                      set up your account                             Bankers Trust
                      and to arrange a wire                           Company,
                      transaction.A                                   Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


A FOR MORE INFORMATION ON PURCHASING SHARES, PLEASE REFER TO "TRANSACTION
DETAILS" BEGINNING ON PAGE        .
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE SELLING SOME BUT NOT ALL    OF YOUR SHARES, leave at least
$2,000     worth of shares in the account to keep it open.
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                                       $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                                       your bank account; minimum:
                                                                       $10; maximum: $100,000.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Trust                 names appear on the
                                                                       account.
                                                                       (small solid bullet) The trustee must sign the
                                                                       letter indicating capacity as
                                                 Business or           trustee. If the trustee's name
                                                 Organization          is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                                       within the last 60 days.
                                                                       (small solid bullet) At least one person
                                                 Executor,             authorized by corporate
                                                 Administrator,        resolution to act on the
                                                 Conservator,          account must sign the letter.
                                                 Guardian              (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                                       feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



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
(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
TRANSACTION SERVICES
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The funds do not intend to distribute their income. Instead, each fund's income will be reflected in its share price.
As with any investment, you should consider how your investment will be taxed. Below are some of the funds' tax implications. Consult your tax adviser for more information.
FEDERAL INCOME TAX. Each fund is organized for federal income tax purposes as a partnership. Under current law, partnerships are not subject to federal income tax.
As a Limited Partner of a fund, you are required to report your proportionate share of the fund's income, gains, losses, deductions, and credits when you file your federal tax return. You will be subject to tax on your share of the fund's taxable income even though the funds do not distribute their income. Your share of these items will be reported on your Schedule K-1 federal tax form, which the funds will send you after the close of the calendar year. Certain expenses associated with your investment in the partnership, such as advisory fees, stock transfer fees, and investment expenses may not be deductible by an individual, except to the extent that miscellaneous itemized deductions (including such fees and expenses) exceed 2% of your adjusted gross income.
You may realize a capital gain or loss when you redeem your partnership shares, depending on your capital account in the partnership for tax purposes and depending on whether you sell all or a part of your partnership shares. The federal tax treatment will also depend on your individual tax position. You may also be subject to state and local taxes, depending on your particular circumstances and the laws of your home state and locality. It is to your advantage to keep all statements you receive to assist you in your personal recordkeeping.
   The funds will continue to be treated as partnerships for tax purposes through 1997, but may be taxed as corporations beginning in 1998. If the funds are taxed as corporations, they may be able to qualify as "regulated investment companies" like most other mutual funds. If they do not qualify, however, the funds may be required to pay taxes on their income at corporate rates, in addition to taxes that investors in the fund would pay on income distributed to them as dividends. To avoid this, the funds may significantly modify their investment policies or liquidate prior to
1998.
OTHER TAX INFORMATION. FMR currently expects that the funds will limit their investments to securities that are not subject to foreign withholding taxes. However, the funds may purchase securities that are subject to foreign tax withholding if FMR believes that other investment considerations outweigh the effects of withholding taxes. If so, your proportionate share of any foreign taxes withheld would be allocated to you by your fund, and generally should be allowed as a credit or deduction on your individual income tax return. A portion of a fund's gross income may be treated as unrelated business taxable income for qualified pension plans, individual retirement accounts, charitable organizations, or other tax-exempt investors, therefore the funds may not be suitable for individual retirement accounts, qualified pension plans, charitable organizations, or other tax-exempt investors.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV and offering price as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency
into U.S. dollars using current exchange rates.    Short-term securities
with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. In
addition, if     quotations are not readily available, or if the values
have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Managing General Partners believes accurately reflects fair value.
THE OFFERING PRICE (price to buy one share) is the fund's NAV divided by the sum of one minus the applicable sales charge percentage. The maximum sales charge is .40% of the offering price, and it drops to as low as .20% as investment size increases. The REDEMPTION PRICE (price to sell one share) is the fund's NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) Your account will not be opened until your completed application is on file, because your signature on the application is required to establish your status as a Limited Partner.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead. CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid
as a sales charge), subject to an annual maximum charge of    $24.0    0
per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW    $2,000,     you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
EXCHANGE RESTRICTIONS
Most Fidelity funds offer investors the privilege of exchanging shares of a fund for shares of other Fidelity funds without losing credits for sales charges previously paid. However, the Foreign Currency funds do not offer an exchange privilege.
If you use money that came from selling shares of other Fidelity funds to invest directly in the Foreign Currency funds, the sales charge still applies. However, if your original shares of the other Fidelity funds carried sales charge credits, you will retain the credits when you sell those shares of the Foreign Currency funds and use the proceeds to invest directly in other Fidelity funds. Call Fidelity for more information and a prospectus for any Fidelity fund registered in your state.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE WAIVERS
A fund's sales charge will not apply:
1. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or full-time employee of FMR Corp.
or    Fidelity International Limited or     their direct or indirect
subsidiaries (a Fidelity Managing General Partner, Trustee, or employee).
2. If you are the spouse of a Fidelity Managing General Partner, Trustee or employee.
3. If you are a Fidelity Managing General Partner, Trustee, or employee acting as custodian for a minor child.
4. If you are a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Managing General Partner, Trustee, or employee.
These waivers must be qualified through FDC in advance.
APPENDIX
SUMMARY OF PARTNERSHIP AGREEMENTS
The full text of the Partnership Agreement is set forth in the Statement of Additional Information (each fund's Partnership Agreement is identical). The following statements summarize and explain certain provisions of the Partnership Agreements and are qualified in their entirety by the terms of the Partnership Agreements. Each Partnership is organized under the Delaware Revised Uniform Limited Partnership Act (the Delaware Act). Each investor who becomes a Limited Partner of a fund will be deemed to have agreed to all of the terms of the applicable Partnership Agreement.
VOTING RIGHTS OF PARTNERS. The Partners have rights required under the Investment Company Act of 1940 (the 1940 Act), as amended, for voting security holders. General Partners and Limited Partners have one vote for each share held. Partners may vote in person or by proxy. Limited Partners holding more than 10% of a fund's outstanding shares may require the calling of a special meeting of the Partners. Only holders of shares who have become Limited Partners by the record date for a meeting of Partners will be entitled to vote at the meeting.
GENERAL PARTNERS. Each fund has two classes of Partners, General Partners and Limited Partners. The General Partners consist of a number of individual Managing General Partners, and one corporate Non-Managing General Partner. Each fund's Managing General Partners has complete and exclusive control over the management, conduct, and operation of the fund's business. The Managing General Partners may amend the Partnership Agreement at any time and may establish separate series of each fund's assets with distinct investment policies and separate identification, partnership shares, voting rights, and liabilities.
The General Partners have general liability to creditors for each fund's obligations. However, the General Partners are not personally liable to any Limited Partner, except by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Returns of Limited Partners' investments will be made only for the assets of the applicable fund, and the General Partners have no general liability for such returns. A General Partner is entitled to indemnification from the fund against liabilities and expenses to which he may be subject in their capacity as a General Partner provided that their actions do not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Indemnification is limited to the assets of the fund. LIABILITY OF LIMITED PARTNERS. Generally, Limited Partners are not personally liable for obligations of the funds unless they take part in the control of the activities of the funds. Under the terms of the Partnership Agreements, the Limited Partners as such do not have the right to take part in the control of the funds' activities, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters.
The contribution of a Limited Partner (being the original purchase price paid for shares and the purchase price of any shares subsequently purchased due to reinvestment of distributions or otherwise) is subject to the risks of the business of the fund and the claims of the fund's creditors. ADMISSION OF LIMITED PARTNERS. A purchaser of shares is required to execute an application agreeing to be bound by the Partnership Agreement and granting Power of Attorney. Admission of a purchaser as a Limited Partner requires the consent of the Managing General Partners and the addition of the Limited Partner to the books and records of the fund. The Power Of Attorney referred to above will be used to add the purchaser as a Limited Partner and for certain other purposes, as set forth therein. The addition of the Limited Partner to the books and records of a fund shall evidence the consent of the Managing General Partners to the admission of such purchaser. The Managing General Partners, while recognizing that they have the right to withhold their consent, have stated that they intend to give such consent as a matter of course. Whether or not an investor executes an application, any person acquiring shares shall be deemed to have agreed to the Partnership Agreement, and the further powers of attorney as set forth in each Partnership Agreement.
PROHIBITION OF ASSIGNMENT OF SHARES. A Limited Partner does not have the right, except with the prior consent of the Managing General Partners, to voluntarily transfer or assign his shares to any other person other than to secure a loan. However, an investor is entitled to redeem shares as described in the section entitled "How to Sell Shares."
TERM OF EXISTENCE - DISSOLUTION. Each fund will continue until December 31, 2051, but a fund shall be dissolved before that date if and when: (1) the fund disposes of all or substantially all of its assets; (2) Limited Partners who are holders of a majority of the fund's outstanding voting shares (of all series) vote to dissolve the fund; (3) the Managing General Partners determine by majority vote to dissolve the fund; (4) a Managing General Partner retires, dies, becomes bankrupt, becomes incapacitated, resigns, or is removed, unless the remaining Managing General Partners
elect to continue the operations    of the fund at a meeting within 90 days
of such event; or (5) the Non-Managing     General Partner withdraws and no
successor Non-Managing General Partner is admitted by the Managing General Partners unless the Managing General Partners elect to continue the operations of the fund and at least one Managing General Partner assumes the obligation (if applicable) of the Non-Managing General Partner to maintain the share interest in the fund (not less than 0.2%) required by the Agreement. Notwithstanding the foregoing, if a fund were to dissolve because of the retirement, death, dissolution, bankruptcy, removal, or other withdrawal of all General Partners, the fund will not be terminated if, within 90 days following the date of withdrawal of the last remaining General Partner, all Partners agree in writing to continue the operations of the fund and to the appointment of one or more successor Managing General Partners and a successor Non-Managing General Partner. Distributions by the funds, whether upon redemption, dissolution, or otherwise, will be in proportion to the numbers of shares held without regard to the dollar amount contributed to the fund or the amount of any profits of the fund received.

This prospectus is printed on recycled paper using soy-based inks.
FIDELITY FOREIGN CURRENCY FUNDS
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.
STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 1997
This Statement    of Additional Information (SAI)     is not a prospectus
but should be read in conjunction with the        funds' current Prospectus
(dated February 28, 1997). Please retain this document for future
reference   s    . The funds' Annual Report    is a separate document
supplied with this SAI    . To obtain a    free     additional copy of the
Prospectus or the Annual Report, please call Fidelity        at
1-800-544-8888.
TABLE OF CONTENTS                                PAGE



Investment Policies and Limitations

Special Considerations Affecting the Funds

Portfolio Transactions

Valuation

Performance

Additional Purchase and Redemption Information

Taxes

FMR

Managing General Partners and Officers

Management Contracts

Contracts with FMR Affiliates

Description of the Funds

Financial Statements

Appendix

Partnership Agreement

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service    Company, Inc.     (FSC)
CUR-ptb-0297
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS FOR FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
(YEN FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets. Borrowings that exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation, and reverse repurchase agreements are considered borrowings for the purposes of this limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts or forward contracts); or
(9) make loans if, as a result, more than 33 1/3% of its total assets would be lent to another party, except (a) by engaging in repurchase agreements with respect to portfolio securities; or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations.
Investment limitation (4) is construed in conformity with the 1940 Act, and, accordingly, "three days" means three days exclusive of Sundays and holidays.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT INVESTOR APPROVAL.
(i) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or by a foreign government that issues its reference currency, or any agency, instrumentality, territory, possession or political subdivision of any of the foregoing) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of that issuer.
(ii) The fund does not currently intend to sell securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(   v    ) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   vi    ) The fund does not currently intend to (a) write or purchase any put or call option, including options on futures contracts, or (b) purchase or sell futures contracts other than futures contracts relating to foreign currencies.
INVESTMENT LIMITATIONS FOR FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P. (STERLING FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets. Borrowings that exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation, and reverse repurchase agreements are considered borrowings for the purposes of this limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts or forward contracts); or
(9) make loans if, as a result, more than 33 1/3% of its total assets would be lent to another party, except (a) by engaging in repurchase agreements with respect to portfolio securities; or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations.
Investment limitation (4) is construed in conformity with the 1940 Act, and, accordingly, "three days" means three days exclusive of Sundays and holidays.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT INVESTOR APPROVAL.
(i) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or by a foreign government that issues its reference currency, or any agency, instrumentality, territory, possession or political subdivision of any of the foregoing) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of that issuer.
(ii) The fund does not currently intend to sell securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(   v    ) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   v    i) The fund does not currently intend to (a) write or purchase any put or call option, including options on futures contracts, or (b) purchase or sell futures contracts other than futures contracts relating to foreign currencies.
INVESTMENT LIMITATIONS FOR FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO,
L.P.
(DEUTSCHE MARK FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales;
(3) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts;
(4) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets. Borrowings that exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation, and reverse repurchase agreements are considered borrowings for the purposes of this limitation;
(5) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(6) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(7) purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans);
(8) purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts or forward contracts); or
(9) make loans if, as a result, more than 33 1/3% of its total assets would be lent to another party, except (a) by engaging in repurchase agreements with respect to portfolio securities; or (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations.
Investment limitation (4) is construed in conformity with the 1940 Act, and, accordingly, "three days" means three days exclusive of Sundays and holidays.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT INVESTOR APPROVAL.
(i) The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or by a foreign government that issues its reference currency, or any agency, instrumentality, territory, possession or political subdivision of any of the foregoing) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of that issuer.
(ii) The fund does not currently intend to sell securities short.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (4)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(   v    ) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(   vi    ) The fund does not currently intend to (a) write or purchase any put or call option, including options on futures contracts, or (b) purchase or sell futures contracts other than futures contracts relating to foreign currencies.
For the funds' limitations on futures and options transactions, see the section entitled "Futures Contracts" on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Managing General Partners have established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       CLOSED-END INVESTMENT COMPANIES.    Each fund may purchase the
shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADR's) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUTURES CONTRACTS. The funds may also execute transactions in foreign currency by purchasing and selling futures contracts relating to foreign currencies. Such currency futures contracts may be traded on U.S. and foreign futures exchanges. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Managing General Partners, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Managing General Partners. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Managing General Partners must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
SPECIAL CONSIDERATIONS AFFECTING THE FUNDS
The funds' net asset values will depend in part on the credit quality of their investments. The funds try to minimize credit risk by relying on FMR's credit analysis and limiting their investments to those that FMR judges to be of high quality. The foreign currency market, however, offers less protection against defaults in the forward trading of currencies than is available when trading in currencies on an exchange. Because a forward contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.
FMR will keep abreast of the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of a fund's assets maintained with custodians in such countries, as well as the degree of risk from political, social, and economic events and developments to which such assets may be exposed. Even such close review however, may not suffice to detect an unexpected event leading to the imposition of exchange control restrictions and subsequent loss to investors. No assurance can be given that FMR's appraisal of perceived risks will always be correct or that exchange control restrictions or activities of foreign governments or depositories that might materially adversely affect the value of the funds' investments might not occur.
An increase in a country's inflation rate relative to other countries, or a relative decrease in its short-term interest rates, will tend to cause its currency to decline in value relative to other currencies. Rate of Gross National Product (GNP) growth is broadly recognized as a barometer of economic health; consequently, increases in the rate of GNP growth generally suggest strength in the country's currency. Similarly, an improving current account indicates positive trade conditions, which generally accompany strengthening currency values. The above factors rarely work in isolation from each other, however, and the future direction of currency fluctuations cannot be predicted with certainty.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for one or more funds to invest all or substantially all of their assets in U.S. securities. In such event, the Managing General Partners would reevaluate the funds' investment objectives and policies. JAPANESE MONEY MARKETS. The Bank of Japan is the central bank for Japan, and is assisted in implementing monetary policy by the Ministry of Finance. The Ministry of Finance controls the national budget, licenses all financial institutions operating in the country, and acts as general protector of the Japanese economy. The Bank of Japan controls monetary policy under guidance of the Ministry of Finance to change reserve deposit requirements and other monetary targets which relate to the public and private sectors.
Financial institutions, domestic and foreign, which operate in Japan are subject to licensing or approval by the Ministry of Finance, which has detailed authority over the individual operations of each licensee. Yen-denominated money market instruments include certificates of deposit issued by Japanese banks or foreign banks' branches in Japan, Japanese treasury bills, gensaki (repurchase agreements), and bankers' acceptances. UNITED KINGDOM MONEY MARKETS. Overall supervision of the financial market in London is exercised by Her Majesty's Treasury and the Bank of England, which is the central bank for the United Kingdom. The Bank of England supervises the market by establishing and structuring associations to monitor market activities.
The Bank of England supervises credit standards in the money markets of the United Kingdom by determining which obligations it will purchase and the applicable discount rate. Paper and money market instruments of the highest quality will be purchased by the Bank of England and discounted at its prime rate. Paper or money market instruments of a lesser quality will be purchased and discounted by the Bank at a higher rate. Paper or instruments of inferior quality will not be purchased. In this manner, the Bank of England monitors and supervises the creditworthiness of instruments traded in the United Kingdom money market. The Sterling Fund may purchase money market instruments which have been refused for discount by the Bank of England if they are of high quality in FMR's judgment.
Sterling-denominated money market instruments include Sterling time deposits and certificates of deposit, commercial paper, treasury bills or other securities issued or guaranteed as to payments of principal and interest by the government of the United Kingdom, negotiable bonds issued by local authorities in the United Kingdom, and corporate debt obligations. GERMAN MONEY MARKETS. Deutsche Mark-denominated investments are widely used in international markets as a vehicle for foreign exchange trading. The money market in Germany is highly regulated by the German central bank, the Bundesbank. Because securities markets are less prominent in Germany than in other countries, the Bundesbank and the Federal Supervisory Authority (which licenses, supervises, and inspects all depository institutions in Germany) have greater control over monetary policy than their counterparts in other countries, such as the Federal Reserve System in the United States. This may have a significant impact on the rate of interest earned on Deutsche Mark-denominated securities.
Banks in Germany have an additional source of credit, known as the "Lombard Credit Line," a 90-day short-term borrowing based on a percentage of eligible collateral, which affects interest rates for money market instruments in Germany. The availability of the Lombard Credit Line, in addition to rediscount privileges at the Bundesbank, is a factor affecting the cost of funds in the money market in Germany and the rate of return to be received for the purchaser of money market instruments.
Available Deutsche Mark-denominated investments include time deposits, certificates of deposit, trade acceptances, bankers' acceptances, German treasury bills and acceptances, corporate debt securities, and repurchase agreements.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited, Inc. (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Managing General Partners have authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Managing General Partners periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal    years     ended December 31, 1996, 1995, 1994 the funds
paid no brokerage commissions.
   During the fiscal year ended December 31, 1996, the funds paid no fees to brokerage firms that provided research services.
From time to time the Managing General Partners will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Managing General Partners intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Managing General Partners and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Managing General Partners that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Co. (FSC) normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Managing General Partners.
Short-term securities with remaining maturities of sixty days or less for which market quotations are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good
faith by a committee appointed by the    Managing General Partners    . The
procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by
the    Managing General Partners    , some other method would more
accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD. refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. However, the rates on forward foreign currency contracts purchased by each fund include an adjustment factor to reflect the differential between prevailing money market rates of interest in the two currencies. When the funds establish these synthetic positions, the effective economic rate of interest earned will not be the same as the nominal rates earned on the dollar-denominated instruments. As a result, the funds do not quote yields.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking each fund's .40% maximum sales charge into account. Excluding a fund's sales charge from a total return calculation produces a higher total return figure. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On December 27, 1996, the 13-week and 39-week long-term moving
averages were $14.83 and $15.29, respectively, for the Yen Fund   ,
16.87% and 16.04%, respectively, for the the Sterling Fund, and 17.30% and 17.39%, respectively for the Deutsche Mark Fund.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show each fund's and total
returns for periods ended December 31, 1996.    Total return figures
include the effect of a fund's maximum .40% sales charge.

                  Average Annual Total Returns               Cumulative Total Returns

                  One    Five              One    Five
                  Year   Years   Life of   Year   Years   Life of
                                 Fund*                    Fund*








       Yen                            -12.06%         2.05%           5.20%           -12.06%           10.66%           43.52%

   Sterling                           14.89%          3.36%           8.30%           14.89%            17.96%           76.59%

   Deutsche
 Mark                                 -5.29%          4.08%           7.87%           -5.29%            22.14%           71.61%


* From November 16, 1989 (commencement of operations).
If FMR had not reimbursed certain fund expenses during these periods, each fund's total return would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund is designed to duplicate the performance of foreign currencies against the U.S. dollar, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the life of each fund, as applicable. The fund made no dividend or capital gain distributions during the period. The figures below reflect the fluctuating currency exchange rates and bond prices of the specified periods of the specified periods and should not be considered representative of the capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures on the following page. During the period from November 16, 1989 (commencement of operations) to December 31, 1996, a hypothetical investment in Yen fund would have grown
to $   14,352    , including the effect of the fund's .40% sales charge.

FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.                           INDICES



Year    Value of     Value of        Value of        Total   S&P 500   DJIA   Cost of
Ended   Initial      Reinvested      Reinvested      Value                    Living**
        $10,000      Dividend        Capital Gain
        Investment   Distributions   Distributions









   1996           $ 14,352          $ 0          $ 0          $ 14,352          $ 26,762          $ 30,131          $ 12,597

   1995           $ 16,255          $ 0          $ 0          $ 16,255          $ 21,764          $ 23,411          $ 12,192

   1994           $ 16,862          $ 0          $ 0          $ 16,862          $ 15,820          $ 17,123          $ 11,890

   1993           $ 14,970          $ 0          $ 0          $ 14,970          $ 15,614          $ 16,312          $ 11,581

   1992           $ 13,237          $ 0          $ 0          $ 13,237          $ 14,184          $ 13,943          $ 11,271

   1991           $ 12,918          $ 0          $ 0          $ 12,918          $ 13,177          $ 12,994          $ 10,953

   1990           $ 11,235          $ 0          $ 0          $ 11,235          $ 10,099          $ 10,451          $ 10,627

   1989*          $ 10,020          $ 0          $ 0          $ 10,020          $ 10,424          $ 10,507          $ 10,016


* From November 16, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Yen Fund on November 16, 1989 assuming the .40% sales charge had been in effect, the
net amount invested in fund shares was $   9,960    . The fund did not
distribute any dividends or capital gains during the period.
During the period from November 16, 1989 (commencement of operations) to December 31, 1996, a hypothetical investment in Sterling fund would have
grown to $   17,659    , including the effect of the fund's .40% sales
charge.

FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.                           INDICES



Year    Value of          Value of        Value of        Total                S&P 500           DJIA              Cost of
Ended   Initial           Reinvested      Reinvested      Value                                                    Living**
        $10,000           Dividend        Capital Gain
        Investment        Distributions   Distributions







1996    $    17,659       $    0          $    0          $    17,659          $ 26,762          $ 30,131          $ 12,597

1995    $    15,309       $    0          $    0          $    15,309          $ 21,764          $ 23,411          $ 12,192

1994    $    14,731       $    0          $    0          $    14,731          $ 15,820          $ 17,123          $ 11,890

1993    $    13,406       $    0          $    0          $    13,406          $ 15,614          $ 16,312          $ 11,581

1992    $    13,107       $    0          $    0          $    13,107          $ 14,184          $ 13,943          $ 11,271

1991    $    14,910       $    0          $    0          $    14,910          $ 13,177          $ 12,994          $ 10,953

1990    $    14,034       $    0          $    0          $    14,034          $ 10,099          $ 10,451          $ 10,627

1989*   $    10,279       $    0          $    0          $    10,279          $ 10,424          $ 10,507          $ 10,016


* From November 16, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Sterling Fund on November 16, 1989 assuming the .40% sales charge had been in effect, the
net amount invested in fund shares was $   9,960    . The fund did not
distribute any dividends or capital gains during the period.
During the period from November 16, 1989 (commencement of operations) to December 31, 1996, a hypothetical investment in Deutsche Mark fund would
have grown to $   17,161    , including the effect of the fund's .40% sales
charge.

FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.                           INDICES



Year    Value of          Value of        Value of        Total                S&P 500           DJIA              Cost of
Ended   Initial           Reinvested      Reinvested      Value                                                    Living**
        $10,000           Dividend        Capital Gain
        Investment        Distributions   Distributions







1996    $    17,161       $    0          $    0          $    17,161          $ 26,762          $ 30,131          $ 12,597

1995    $    18,048       $    0          $    0          $    18,048          $ 21,764          $ 23,411          $ 12,192

1994    $    16,265       $    0          $    0          $    16,265          $ 15,820          $ 17,123          $ 11,890

1993    $    13,974       $    0          $    0          $    13,974          $ 15,614          $ 16,312          $ 11,581

1992    $    14,143       $    0          $    0          $    14,143          $ 14,184          $ 13,943          $ 11,271

1991    $    13,994       $    0          $    0          $    13,994          $ 13,177          $ 12,994          $ 10,953

1990    $    13,217       $    0          $    0          $    13,217          $ 10,099          $ 10,451          $ 10,627

1989*   $    10,896       $    0          $    0          $    10,896          $ 10,424          $ 10,507          $ 10,016


* From November 16, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Deutsche Mark Fund on November 16, 1989 assuming the .40% sales charge had been in
effect, the net amount invested in fund shares was $   9,960    . The fund
did not distribute any dividends or capital gains during the period. PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus, a quarterly magazine provided free of charge to Fidelity fund shareholders. A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity. MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
As of December 31, 1996, FMR advised over $   28     billion in tax-free
fund assets, $   96     billion in money market fund assets, $   303
billion in equity fund assets, $   61     billion in international fund
assets, and $   25     billion in Spartan fund assets. The funds may
reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940
Act), FDC exercises its right to waive the fund's front-end sales charge or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive the fund's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply to shares purchased by (a) a current or former Managing General Partner, Trustee, or officer of a Fidelity fund, or a current or retired officer, director, or regular
employee of FMR Corp.    or Fidelity International Limited (FIL)     or
   their     direct or indirect subsidiaries (a Fidelity Managing General
Partner, Trustee, or employee); (b) the spouse of a Fidelity Managing General Partner, Trustee, or employee; (c) a Fidelity Managing General Partner, Trustee or employee acting as custodian for a minor child; or (d) a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Managing General Partner, Trustee, or employee.
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
Because the funds invest in securities that are traded in other markets on days the funds are not open for business, each fund's net asset value per share may be significantly affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, investor requests for purchase and redemption of shares of the funds are processed only once a day, as of the time net asset value is calculated (generally 4:00 p.m. Eastern time), while currency exchange rates change constantly, and may experience significant fluctuations outside the normal U.S. business day. If a fund experiences substantial purchase or redemption orders, and the fund's investments are not adjusted promptly to reflect the resulting cash flows, the fund could in effect have more or less than 100% of its assets invested on a temporary basis. This could have a greater effect on the funds than on funds that invest in U.S. securities, since trading in most U.S. securities effectively ceases after 4:00 p.m., and U.S. securities are not as subject to significant changes in value overnight as are foreign currencies. The Managing General Partners will determine fair value of a security if a material event occurs which would affect net asset value on days when the NYSE is closed or after the end of trading on any business day.
If the Managing Partners determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. POWER OF ATTORNEY AND OTHER INFORMATION. You will be required to request admission as a Limited Partner (investor) of the fund and to agree to the Power of Attorney set forth in Section XIV of the Partnership Agreement and to the terms of the Partnership Agreement as a part of your application at the time of your initial purchase of shares of any fund. By doing so, you agree to the terms of the Partnership Agreements and Powers of Attorney of all three funds, whether or not you purchase shares of more than one fund, and your signature on the application for any fund shall be conclusive evidence of your agreement to their terms. You cannot be accepted as a Limited Partner until a properly executed application has been received by the funds. It will be used to add you, with the consent of the Managing General Partners, to the Limited Partners of your chosen fund. Shares of the funds may be assigned only to secure a loan or by operation of law. Although an assignee may not become a Limited Partner until he has executed and submitted an application, shares will be redeemed by the fund upon the request of the registered holder at any time at net asset value.
TAXES
ALLOCATIONS. As a Limited Partner of a fund, you must report your distributive share of the fund's income, gains and losses for the fund's tax year ending within or with your most recent tax year. You will be allocated your proportionate part of the income, gains, losses, deduction and credits actually realized by your fund for each day you were a shareholder. Your share of losses will be allowed as a deduction only to the extent of your adjusted basis in the fund shares you own and only to the extent you are "at risk" with respect to your investment in a fund. Long-term capital gains realized by the funds will be reportable as long-term capital gains for tax purposes, regardless of how long you have held your shares. Since income is allocated only when realized, allocation of a fund's income for tax purposes may differ from the allocation of such income for financial purposes. For example, if you purchased shares of a fund when it had net unrealized gains and such gains were later realized, taxable income may be allocated to you even though the value of your shares did not change. The funds believe that their allocations of income and loss correspond to the shareholders' respective economic interests in the funds and should therefore be given effect for federal income tax purposes. However, if the Internal Revenue Service subsequently modifies those allocations, amounts previously reported by shareholders in their returns would be affected.
Each fund's taxable year ends on December 31.
ADJUSTED TAX BASIS; REDEMPTIONS. You may realize a capital gain or loss when you redeem or assign your shares. The tax treatment will depend in part on your adjusted tax basis in the fund shares you own. The adjusted basis of your shares will be your purchase price (including any sales charge you paid), increased by the amount of income and capital gain allocated to you for tax purposes (as shown on your K-1 tax form), and reduced, but not below zero, by (i) any capital or other loss allocated to you, and (ii) the amount of any cash distributions you received in redemption of shares or otherwise. If you receive a distribution in cash and it exceeds your adjusted tax basis immediately prior to the distribution, you generally will realize a capital gain equal to the excess.
INCOME OF THE FUNDS. Each fund's income will include interest, long and short-term capital gains, and foreign currency exchange gain or loss. Forward contracts and investments in foreign currencies and foreign currency-denominated instruments or securities (other than certain options and futures contracts, as described below) will generate, in whole or in part, ordinary income or loss. Unrealized gains or losses on positions in
(i) forward contracts that are traded in the interbank market and (ii) most exchange-traded foreign currency options and futures contracts are generally marked-to-market at the end of each year and treated for tax purposes as realized in such year.
The funds are likely to enter into combinations of investment positions that may the result in (i) losses on one position which may be deferred to the extent of any unrecognized gain on another position or (ii) long-term capital gains or short-term capital losses which may be recharacterized, respectively, as short-term gains and long-term losses. Similar treatment may apply to combinations consisting of portfolio transactions and transactions entered into by partners for their own accounts. Prospective investors should review with their own tax advisers the potential for such interactions and their possible tax consequences in light of their individual circumstances.
TAX STATUS OF THE FUNDS. FMR has been advised that under current Treasury regulations and rulings, and judicial decisions, each fund will be classified as a partnership for federal income tax purposes. Under current Treasury regulations and rulings, and judicial decisions, for each fund:
(1) General Partners and Limited Partners should be treated as partners of the fund for federal income tax purposes;
(2) The adjusted basis of a partner's interest in the fund should be determined pursuant to section 705(a) of the Code and will be equal to the aggregate adjusted basis of all shares of the fund held by the partner;
(3) In determining his or her federal income tax, each partner should take into account separately his or her distributive share of all items of partnership income, gain, loss, deduction or credit.
(4) To the extent not otherwise provided in section 736 or 751 of the Code, no gain should be recognized to a partner on a distribution by the fund in redemption of the partner's shares or otherwise, except to the extent that any money distributed to the partner exceeds the adjusted basis of the partner's partnership interest immediately prior to the distribution; and
(5) No gain or loss should be recognized by the fund on a distribution of cash or other property to a partner.
   The funds will continue to be treated as partnerships for tax purposes through 1997, but may be taxed as corporations beginning in 1998. If the funds are taxed as corporations, they may be able to qualify as "regulated investment companies" like most other mutual funds. If they do not qualify, however, the funds may be required to pay taxes on their income at corporate rates, in addition to taxes that investors in the fund would pay on income distributed to them as dividends. To avoid this, the funds may significantly modify their investment policies or liquidate prior to 1998.

Under current federal tax laws, certain transactions in which the funds might engage, such as engaging in reverse repurchase agreements, may be deemed taxable as "unrelated business taxable income" (UBTI) for retirement plans and other tax-exempt investors.
The tax discussions in this Statement of Additional Information are based on current interpretations of existing federal tax laws. No assurance can be given that legislative, judicial or administrative changes may not be forthcoming that could modify such rulings or statements. Such changes could be retroactive. The Partnership Agreement provides that the General Partners shall not be liable to any holder of shares or to any Limited Partner by reason of any change in federal or state income tax laws as they apply to each fund and the limited partners, whether such change occurs through legislative, judicial or administrative action, as long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.
The foregoing discussion of certain federal income tax consequences of an investment in a fund is general in nature. Investors are urged to consult their tax advisers for information regarding the federal, state and local tax consequences of investment in the funds.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
MANAGING GENERAL PARTNERS AND OFFICERS
Each fund's Managing General Partners, Members of the Advisory Board, and executive officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Managing General Partners and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Managing General Partner and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Managing General Partners and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Managing General Partners who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Managing General Partner and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Managing General Partner and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
RALPH F. COX (64), Managing General Partner (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Managing General Partner (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
E. BRADLEY JONES (69), Managing General Partner. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Managing General Partner, is Executive-in-Residence
(1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Managing General Partner, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   WILLIAM O. McCOY (62), Member of the Advisory Board (1996), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (67), Managing General Partner and Vice-Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
MARVIN L. MANN (63), Managing General Partner (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Managing General Partner, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING JR. (57), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
   JACQUES PEROLD (38) is Vice President and manager of Deutsche Mark, Sterling and Yen portfolios, which he has managed since October 1995. Previously, Mr. Perold was vice president of structured trading from 1994 to 1995, and director of equity trading research and development, from 1992 to 1994. Mr. Perold joined Fidelity in 1986.
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993). *FIDELITY MANAGEMENT & RESEARCH COMPANY, Non-Managing Partner, is the investment adviser of the funds and other investment companies.
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1996.
COMPENSATION TABLE


   Trustees                         Aggregate             Aggregate               Aggregate              Total
                                    Compensation          Compensation             Compensation            Compensation
                                    from                  from Sterling           from Deutsche           from the
                                    Yen FundA              FundA                    Mark Fund A             Fund Complex*A

   J. Gary Burkhead **               $ 0                    $ 0                      $ 0                    $ 0

   Ralph F. Cox                       1                      1                        3                      137,700

   Phyllis Burke Davis                1                      1                        3                      134,700

   Richard J. Flynn***                1                      1                        4                      168,000

   Edward C. Johnson 3d **            0                      0                        0                      0

   E. Bradley Jones                   1                      1                        3                      134,700

   Donald J. Kirk                     1                      1                        3                      136,200

   Peter S. Lynch **                  0                      0                        0                      0

   William O. McCoy****               1                      1                        1                      85,333

   Gerald C. McDonough                1                      1                        3                      136,200

   Edward H. Malone***                1                      1                        3                      136,200

   Marvin L. Mann                     1                      1                        3                      134,700

   Thomas R. Williams                 1                      1                        3                      136,200


   * Information is as of December 31, 1996 for 235 funds in the complex. ** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****During the period from May 1, 1996 through the present, William O. McCoy has served as a Member of the Advisory Board of Yen Fund, Sterling Fund, and Deutsche Mark Fund.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result a in material cost to the funds. Under the Partnership Agreement, (1) FMR, the Non-Managing General Partner, may not voluntarily resign without giving at least 180 days' written notice (unless a successor is appointed or its obligations are otherwise assumed), and (2) the General Partners as a group will, if required for tax purposes in the opinion of counsel, (a) own at least 1% of the outstanding number of shares of each fund, or, if total contributions to a fund exceed $50 million, 1% divided by the ratio of the total contributions to $50 million (but in no case less than 0.2%) of the outstanding number of shares of the fund, and (b) maintain a minimum capital account balance in each fund equal to 1% of the total positive capital account balances of the fund or $500,000, whichever is less. FMR has undertaken to own a sufficient number of shares of each fund to satisfy the ownership requirements of the preceding sentence (if applicable) at all times while it is serving as Non-Managing General Partner. If a fund or the Limited Partners terminate the rights, duties and obligations of FMR as the Non-Managing General Partner or as investment adviser, FMR may redeem its shares upon 30 days' written notice.
As of December 31, 1996,    the Managing General Partners, members of the
Advisory Board, and officers of the fund owned, in the     aggregate, less
than    1    % of each fund's total outstanding shares.
   The following owned of record or beneficially 5% or more of the outstanding shares of the funds: National Financial Services Corporation, Boston, MA (5.86%) (Yen Portfolio); Nathaniel D. Kramer, Rye Brook, NY (7.28%) (Yen Portfolio); Peter C. S. Wu, Austin, TX (5.84%) (Yen Portfolio); National Financial Services Corporation, Boston, MA (11.73%) (Sterling Portfolio); James F. Mitchell, Blackheath London SE 3 9th, England (8.78%) (Sterling Portfolio); Earl & Company, Omaha, NE (6.84%) (Sterling Portfolio); Richard S. Newman, Irvine, CA (8.55%) (Sterling Portfolio); Faroudja Laborato, Sunnyvale, CA (6.49%) (Deutsche Mark Portfolio).
MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Managing General Partners, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Managing General Partners who are "interested persons" of the funds or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Managing General Partners, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Managing General Partners.
In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Managing General Partners. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Managing General Partners with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated December 1, 1990 which were approved by shareholders on November 14, 1990.
For the services of FMR under the contracts, each fund pays a monthly management fee at the annual rate of .50% of the average net assets of the fund throughout the month. During the fiscal years ended December 31, 1996, 1995, and 1994, FMR voluntarily agreed to reimburse each fund, to the extent that each fund's aggregate operating expenses were in excess of 1.50% of the fund's average net assets. Management fees and management fee reimbursement amounts for each fund are shown in the following tables:
YEN FUND:

December 31   Management Fees        Amount of
              Before Reimbursement   Reimbursement

1996             $13,406                $13,406

1995             $25,637                $25,637

1994             $16,021                $16,021

STERLING FUND:

December 31   Management Fees        Amount of
              Before Reimbursement   Reimbursement

1996             $5,614                 $5,614

1995             $9,471                 9,471

1994             $17,904                $17,904

DEUTSCHE    MARK     FUND:

December 31   Management Fees        Amount of
              Before Reimbursement   Reimbursement

1996             $37,870                $37,870

1995             $68,357                $13,016

1994             $37,832                $37,832

FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
CONTRACTS WITH FMR AFFILIATES
FSC, an affiliate    of FMR, is transfer, dividend disbursing, and
shareholder servicing agent for each fund. FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes. FSC also collects small account fees from certain accounts with balances of less than $2,500.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
FSC also performs the calculations necessary to determine each fund's NAV and dividends, and maintains each fund's accounting records. The annual fee rates for these pricing and bookkeeping services are based on each fund's average net assets, specifically, .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500 million. The fee is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal years:
      Pricing and Bookkeeping Fees

                     1996             1995             1994

Yen Fund                $60,000          $45,000          $45,001

Sterling Fund           $60,000          $45,000          $45,001

Deutsche Mark Fund      $60,000          $45,000          $45,002

FSC also receives fees for administering each fund's securities lending program. For fiscal 1996, 1995, and 1994, there were no securities lending fees incurred by the funds.
      Sales Charge Revenues

                     1996             1995             1994

Yen Fund                $13,778          $43,187          $19,354

Sterling Fund           $4,608           $10,564          $7,267

Deutsche Mark Fund      $8,037           $78,161          $33,247

Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. The table below shows the sales charge revenue paid to FDC for the following fiscal periods:
DESCRIPTION OF THE FUNDS
Fidelity Yen Performance Portfolio, L.P., Fidelity Sterling Performance Portfolio, L.P., and Fidelity Deutsche Mark Performance Portfolio, L.P., were each organized as a limited partnership in the state of Delaware on April 13, 1987. Currently each fund is the only fund of the limited partnership, although each fund's Partnership Agreement allows the Managing General Partners to create additional funds.
In the event that FMR ceases to be the investment adviser of a fund, the right of that fund to use the identifying name "Fidelity" may be withdrawn. The Partnership Agreement is set forth in its entirety beginning on page . It includes information on the voting rights and liabilities of both the Managing General Partners and Limited Partners. Each investor who becomes a Limited Partner through purchase of shares of a fund will be deemed to have agreed to all the terms of the applicable Partnership Agreement.
CUSTODIAN. The Chase Manhattan Bank, 4 Chase MetroTech Center,    New York,
New York    , is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Managing General Partners may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   Each fund's     financial statements and financial highlights for the
fiscal year ended December 31, 1996, and report to the audi   tor, are
included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
DESCRIPTION OF MOODY'S INVESTORS SERVICE COMMERCIAL PAPER:
   Moody's assigns short-term debt ratings to obligations which have an
original maturity not exceeding one     year.
Issuers    rated     PRIME-1    (or related supporting institutions) have a
superior ability for repayment of principal and payment of interest. Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest.
DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER:
Debt    issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1    -     This highest category indicates that the degree of safety
regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2    -     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
DESCRIPTION OF MOODY'S INVESTORS SERVICE CORPORATE BONDS:
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of, 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end
of its generic rating     category.
AAA    -     Bonds that are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA    -     Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
DESCRIPTION OF STANDARD & POOR'S CORPORATE BONDS:
Debt    issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA    -     Debt rated AAA has the highest rating assigned by Standard &
Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    -     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
The rating AA may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
Each fund's proper name, "Fidelity Yen Performance Portfolio, L.P.," "Fidelity Sterling Performance Portfolio, L.P.," and "Fidelity Deutsche Mark Performance Portfolio, L.P.," appears in its respective partnership agreement where indicated by "(Name of Portfolio)."
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
(Name of Portfolio)
 This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement"), dated the 12th day of July, 1989, is executed and delivered by and among the general partners hereinafter named (collectively, the "General Partners"), Arthur Loring (the "Initial Limited Partner") and the other persons who are from time to time admitted as, and are listed in the books and records of the partnership governed by this Agreement (the "Fund") as, limited partners (collectively, the "Limited Partners") (the General Partners and the Limited Partners being hereinafter collectively referred to as the "Partners").
 WHEREAS, the Fund was formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership Act") upon the filing, pursuant to an Agreement of Limited Partnership dated as of April 13, 1987 among the Initial General Partners (as defined in Section IV(a)(1)) and the Initial Limited Partner (the "Original Agreement"), of a Certificate of Limited Partnership (the "Certificate") in the office of the Secretary of State of the State of Delaware on April 14, 1987; and
 WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety as hereinafter set forth and to continue the activities of the Fund in accordance with the provisions of this Agreement;
 NOW THEREFORE, the parties hereby agree as follows:
I. NAME.
 The name of this limited partnership is "(Name of Portfolio)." The Managing General Partners (as defined in Section V(a)) shall have the right at any time to change the name of the Fund. In the event of any such change of name, the Managing General Partners shall promptly advise the Limited Partners of the new name of the Fund. The Managing General Partners may also adopt (and change from time to time) trade names or designations for any Series (as defined in Section II(d)) of the Fund.
II. TERM OF THE FUND; INVESTMENT OBJECTIVE; OPERATING POLICY AND POWERS;
SERIES.
 (a) Term. The term of the Fund commenced on the date of filing of the Certificate in the Office of the Secretary of State of Delaware and shall expire on December 31, 2051, unless sooner dissolved as hereinafter provided.
 (b) Investment Objective. The principal activity of the Fund shall be to invest and reinvest the assets of each Series in investment securities and other property.
 (c) Operating Policy and Powers. The General Partners will cause the Fund to operate as an open-end management investment company under the Investment Company Act of 1940, as amended, and the rules, regulations and any applicable exemptions thereunder (collectively, the "1940 Act"). Subject to (i) the limitations of the 1940 Act, (ii) this Agreement, and
(iii) the Fund's operating policies and investment and operating limitations as set forth from time to time in the Fund's then current prospectus(es) and statement(s) of additional information (collectively, the "Prospectus") relating to the offer and sale of whole and fractional units of limited partnership interest in the Fund and/or any Series (the "Shares"), the Managing General Partners are authorized and empowered on behalf of the Fund to do any and all acts necessary in pursuit of its objective and to carry out the activities of the Fund, including, without limitation, the following:
  (1) To invest and reinvest cash and other property and to hold cash or other property uninvested; to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all assets of the Fund; and to purchase, sell, exchange, lend, pledge, mortgage, hypothecate or otherwise deal in options, stand-by commitments, futures contracts, forward commitments, contracts of all kinds and any security, as defined in the 1940 Act, consistent with its investment objective;
  (2) To adopt by-laws not inconsistent with this Agreement providing for the conduct of the affairs of the Fund (the "By-laws") and to amend and repeal them to the extent that they do not reserve that right to the Limited Partners (which By-laws, as from time to time in effect, are incorporated herein by reference and form a part of this Agreement);
  (3) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;
  (4) To engage professional advisors, investment advisors, depositaries, custodians and/or administrators to supervise or administer the investments or affairs of the Fund or any Series and, in general, to do such other acts and incur such other expenses on behalf of the Fund or any Series as may be necessary or advisable in connection with the conduct of the affairs of the Fund or such Series;
  (5) To retain a transfer agent and Partner servicing agent, or both;
  (6) To provide for the sale and distribution of Shares through an underwriter or sales agent or by the Fund itself, or both;
  (7) To set record dates in the manner hereinafter provided;
  (8) To delegate such authority as they consider desirable to any officers of the Fund and to any agent, custodian or under writer;
  (9) To sell or exchange any or all of the assets of the Fund or any
Series;
  (10) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Managing General Partners shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Managing General Partners shall deem proper;
  (11) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;
  (12) To hold any security or property in a form not indicating any
partnership    -     whether in bearer, unregistered or other negotiable
form    -     or either in its own name or in the name of a custodian or a nominee or nominees, subject in any case to proper safeguards according to the usual practice of investment companies;
  (13) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Section II(d));
  (14) To allocate assets, liabilities and expenses of the Fund to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by or on behalf of a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Section II(d);
  (15) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held by the Fund; to consent to any contract, lease, mortgage, purchase or sale of property by any such corporation or concern; and to pay calls or subscriptions with respect to any security held by the Fund;
  (16) To compromise, arbitrate or otherwise adjust claims in favor of or against the Fund or any matter in controversy including, but not limited to, claims for taxes;
  (17) To make distributions of income and of capital gains to Partners in the manner hereinafter provided;
  (18) To borrow money and to pledge assets belonging to the Fund or any Series to secure borrowings consistent with its investment objective;
  (19) To establish, from time to time, a minimum total investment in the Fund or any Series and to require the redemption of the Shares of any Partner or other holder of Shares whose investment is less than such minimum upon giving notice to such Partner or other holder;
  (20) To lend portfolio securities in accordance with applicable policies of the Securities and Exchange Commission (the "SEC") with respect to the lending of securities by investment companies under the 1940 Act; and
  (21) To exercise any and all other powers which may be necessary or appropriate to implement the foregoing purposes, policies and powers of the Fund, including, without limitation, those generally granted to limited partnerships under the Partnership Act.
 (d) Series.
  (1) The Managing General Partners may from time to time establish separate segregated portfolios of Fund assets (the "Series") Each Series may, within the overall scope of the Fund's investment objective and activities, have distinct investment policies and shall be separately identified. Each Series shall be represented by separately designated Shares, divided into such numbers of whole and fractional Shares as shall be determined by the Managing General Partners. Each Share of each Series shall be identical to each other Share of such Series in all economic respects and shall represent an equal and proportionate interest in the relevant Series with each other outstanding Share of that Series. The Shares of a particular Series will be preferred over the Shares of all other Series in respect of, and will have an interest solely in, the Fund assets belonging to that Series, as provided in Paragraph (2) below. The Managing General Partners shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Limited Partners holding Shares of any Series, to create and establish (and to change in any manner) Shares or any Series or classes thereof with such preferences, voting powers, rights and privileges as the Managing General Partners may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares into one or more Series or classes of Shares, to abolish any one or more Series or classes of Shares and to take such other action with respect to the Shares as the Managing General Partners may deem desirable. The identification of each Series and the Shares thereof existing from time to time, including the relative designations, preferences participating, optional or other special rights and powers thereof, shall be set forth from time to time in the Prospectus.
  (2) All consideration received by the Fund for the issue or sale of Shares of a particular Series, together with all assets of the Series in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that particular Series. In addition, any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Managing General Partners to, between or among any one or more of the Series in such manner as they in their sole discretion deem fair and equitable and shall be treated for all purposes as assets belonging to the Series to which they are so allocated. The assets belonging to a particular Series shall be so recorded upon the books of the Fund, shall be held by the Managing General Partners solely for the benefit of the holders of Shares of that Series and shall be charged with the liabilities, expenses, costs, charges and reserves (collectively, the "Liabilities") attributable to that Series. Any Liabilities of the Fund which are not readily identifiable as attributable to any particular Series shall be allocated and charged by the Managing General Partners to, between or among any one or more of the Series in such manner as they in their sole discretion deem fair and equitable. Each allocation made by the Managing General Partners under this Paragraph and their determinations as to which assets belong to, and which Liabilities are attributable to, a particular Series shall be conclusive and binding upon all Limited Partners and other holders of Shares of all Series for all purposes. Any creditor of any Series may look only to the assets belonging to that Series to satisfy such creditor's claims.
III. PLACE OF BUSINESS.
 The principal place of business of the Fund shall be located at 82 Devonshire Street Boston, Massachusetts 02109. The Managing General Partners may from time to time change the location of the Fund's principal place of business and establish such additional places of business as they may deem necessary or desirable for the conduct of the Fund's activities.
IV. CAPITAL CONTRIBUTIONS.
 (a) General Partners' Contributions.
  (1) Each person who signed the Original Agreement as a general partner (an "Initial General Partner") has purchased the number of Shares and has contributed the amount in cash to the Fund set forth on Schedule "A" to this Agreement and incorporated herein by this reference.
  (2) Notwithstanding anything to the contrary that may be expressed or implied herein, the General Partners, taken together, shall at all times during the Fund's existence maintain a positive balance in their Capital Accounts (as defined in Section IV(e)), in the aggregate, equal to at least the lesser of $500,000 or 1% of the aggregate positive Capital Account balances of all Partners, as long as current law, regulations, Internal Revenue Service policy or interpretations thereof, in the opinion of counsel, require the General Partners to maintain such balance in order to enable the Fund to qualify, or obtain a ruling from the IRS that it qualifies, as a partnership for federal income tax purposes. In the event that the Fund has more than one Series, the General Partners shall maintain positive balances in their Sub-Accounts relating to such Series, which will satisfy the requirements of this section separately with respect to each such Series.
  (3) The Non-Managing General Partners (as defined in Section V(a)), collectively, shall purchase, as necessary, that number of Shares of any Series which, when added to all Shares owned by the Managing General Partners, will comply with the requirements of Paragraph (2). In addition, the Non-Managing General Partners, collectively, shall purchase such additional Shares of any Series as shall enable the General Partners, in the aggregate, to meet the requirements of Section VII(b)(4).
 (b) Limited Partners' Contributions. The Initial Limited Partner has purchased the number of Shares set forth on Schedule "A: and has contributed $10 in cash to the Fund for each Share purchased. Subsequently admitted Limited Partners will contribute, with respect to each Share of any Series purchased, the "Net Asset Value" thereof, as determined in accordance with Section IV(d).
 (c) Form of Contributions. Contributions may be made only in cash (U.S. dollars) or such other property or currency which is approved by the Managing General Partners.
 (d) Determination of Net Asset Value. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Managing General Partners, in the manner set forth in the Prospectus. The Net Asset Value per Share shall be determined on such days and at such times as the Managing General Partners may determine. The Managing General Partners may suspend the determination of Net Asset Value as permitted under the 1940 Act. All determinations of Net Asset Value and appraisals of assets and liabilities made in good faith by the Managing General Partners or their delegates shall be binding and conclusive upon all Partners, other holders of Shares and other interested persons.
 (e) Capital Accounts. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Fund shall maintain a capital account for each Partner for federal income tax purposes ("Capital Account"). Each Capital Account shall be maintained in accordance with section 704 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder. If a Partner owns Shares in more than one Series, that Partner's Capital Account shall be divided into one sub-account for each such Series ("Sub-Account"), and each addition to or subtraction from any Capital Account shall be allocated to the Sub-Account of the Series giving rise to such addition or subtraction. On a daily basis (or such other basis as may be determined by the Managing General Partners), each Capital Account and each Sub-Account, as appropriate, shall be credited with the Partner's share of income and gain, shall be charged with such Partner's share of deductions, losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Series and the Partners. Each Partner's Capital Account and each Sub-Account, as appropriate, shall be adjusted to reflect any purchases and redemptions of Shares by such Partner at such time as determined by the Managing General Partners. Adjustments to Capital Accounts and to Sub-Accounts for income tax purposes to take into account allocations of gains and losses realized by each Series shall be made in the manner described herein. A substituted Limited Partner shall be deemed to succeed to the Capital Account and Sub-Accounts of the Partner whom such substituted Limited Partner replaced.
V. GENERAL PARTNERS.
 (a) Identity and Number. The names and addresses of the General Partners are set forth on Schedule "A: to this Agreement, on which each is designated either as a "Managing General Partner" or as a "Non-Managing General Partner." Hereafter, the number of Managing General Partners shall be fixed from time to time by the Managing General Partners. A Managing General Partner or Non-Managing General Partner shall serve until the occurrence of an event described in Section V(i) or Section V(j), respectively.
 (b) Managing General Partners and Non-Managing General Partners. Only natural persons may act as Managing General Partners, and each General Partner who is a natural person shall act only as a Managing General Partner. Any General Partner which is not a natural person shall act as a Non-Managing General Partner. Except as provided in Sections V(c) and X(e), a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Fund's affairs and shall have no authority to act on behalf of the Fund or to bind the Fund.
 (c) Management and Control. The Fund will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Fund's affairs. Except as otherwise specifically provided in this Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Fund and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners under the Partnership Act. Subject to the provisions of the 1940 Act, (1) the Managing General Partners may contract on behalf of the Fund with one or more banks, trust companies, investment advisers or other persons (which may be affiliates of a General Partner) for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, such functions to include, but not be limited to, the investment and reinvestment of all or part of the Fund's assets, the execution of portfolio transactions, the provision of investment advisory, statistical and research facilities and any or all administrative functions, and (2) a Non-Managing General Partner or an affiliate of a General Partner may act as an investment adviser to the Fund or any Series and shall be compensated for such services in accordance with the terms of any investment advisory agreement which may be executed by the Fund or any Series and such Non-Managing General Partner or affiliate. The Managing General Partners may also appoint agents to perform such duties on behalf of the Fund as they deem desirable. The Managing General Partners shall devote themselves to the Fund's activities to the extent they may determine necessary for the efficient conduct thereof, which it is understood shall not, however, occupy their full time. Any General Partner may also engage in other activities or businesses, whether or not similar in nature to the activities of the Fund, subject to the limitations of the 1940 Act. Upon the occurrence of an event described in Section V(i), the Managing General Partners shall, within 90 days after such event, meet for the purposes of determining whether to continue the Fund and whether, in their discretion, but subject to the requirements of Section V(k), to elect a successor Managing General Partner or Partners or to reduce the number of Managing General Partners.
 (d) Action by Managing General Partners. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners in attendance at a meeting, duly called, at which a quorum of the Managing General Partners is present or by unanimous written consent without a meeting or by telephone consent (provided a quorum of Managing General Partners participate in such telephone meeting). At any meeting of the Managing General Partners, a majority of the Managing General Partners shall constitute a quorum. No single Managing General Partner shall have authority to act on behalf of the Fund or to bind the Fund, provided, however, that the Managing General Partners by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular action on behalf of the Fund. The Managing General Partners may elect a Chairman who shall preside at meetings and such other agents or officers of the Fund as they may deem advisable to carry out its affairs.
 (e) Designation of Tax Matters Partner. The Fund's "Tax Matters Partner," as defined in section 6231(a)(7) of the Code, shall be designated by the Managing General Partners and may change from time to time as determined by the Managing General Partners. The Tax Matters Partner is authorized, at the Fund's or any affected Series' sole cost and expense, to represent, and to retain legal counsel and other appropriate assistance to represent, the Fund or such Series and each Limited Partner or other holder of Shares, in connection with all examinations of the Fund's or such Series' affairs by tax authorities, including any resulting claim, action, suit or proceeding (as defined in Section V(m)). Each Limited Partner or other holder of Shares agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners in connection therewith. The Managing General Partners may take any other appropriate action with respect to any such tax matters, including, but not limited to, settlement, compromise or arbitration of any such examination or any resulting claim, action, suit or proceeding, without the consent of any Limited Partners or other holders of Shares, and any such action shall be binding on each Limited Partner or other holder of Shares
 (f) Limitations on Authority of Managing General Partners. The Managing General Partners shall have no authority, without the vote or written consent or ratification of all of the Limited Partners, to
  (1) do any act in contravention of this Agreement,
  (2) do any act which wold make it impossible to carry on the ordinary activities of the Fund or
  (3) possess Fund property, or assign their rights in specific Fund property, for other than a Fund purposes. However, nothing herein shall preclude dissolution of the Fund in accordance with this Agreement.
 (g) Management and Control by Non-Managing General Partners. Except as otherwise provided in sections V(c) and X(e), the Non-Managing General Partners as such shall have no power to engage in the management, conduct or operation of the Fund's affairs nor to exercise any of the rights, powers and authority of a Managing General Partner.
 (h) General Partners as Limited Partners. A General Partner may also become a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the limited partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partner's liability hereunder as a General Partner. Termination of a person's status as a General Partner shall not affect such person's status, if any, as a Limited Partner.
 (i) Termination of Status of a Managing General Partner as a General Partner. A Managing General Partner shall have no further right, power or authority to act as a general partner of the Fund (except to execute any amendment to this Agreement and/or the Certificate to evidence the termination of his status as such), and his interest as a general partner shall terminate, if he
  (1) dies, becomes bankrupt or is incapacitated,
  (2) voluntarily withdraws upon not less than 90 days' written notice to the other Managing General Partners, unless such notice is waived by the Managing General Partners,
  (3) is removed by the other Managing General Partners pursuant to a vote taken at a meeting, duly held, of the Managing General Partners,
  (4) is removed at a meeting of the Limited Partners called for such purpose by a vote of at least two-thirds of the outstanding Shares of all Series voting as a single class, or
  (5) fails to be elected at a meeting of the Limited Partners called for such purpose under Section X(e), provided that the termination of his interest, and his right, power and authority to act, as a general partner of the Fund shall not occur until his successor has been duly elected and admitted to the Fund as a Managing General Partner or the number of Managing General Partners has been reduced by the remaining Managing General Partners, and provided, further, that the failure of any Managing General Partner to be reelected shall not cause a dissolution of the Fund and the operations of the Fund shall be continued by all remaining and successor Managing General Partners.
A Managing General Partner shall not be entitled to any special payment from the Fund as a result of the termination of his status as general partner. A terminated Managing General Partner may, if he chooses to do so, either redeem his Shares in accordance with Section XI(a) or retain his Shares as a Limited Partner.
 (j) Termination of Status of a Non-Managing General Partner as a General Partner. A Non-Managing General Partner shall have no further right, power or authority to act as a general partner of the Fund (except to execute any amendment to this Agreement and/or Certificate to evidence this termination of its status as such), and its interest as a general partner shall terminate, upon the occurrence of any of the following events:
  (1) the Non-Managing General Partner's voluntary withdrawal, upon 90 days' written notice to the Managing General Partners; provided that a Non-Managing General Partner shall not voluntarily withdraw or otherwise terminate its status as a Non-Managing General Partner until the earliest of (A) 90 days from the date such Non-Managing General Partner gives the Managing General Partners written notice of its intention to withdraw as a Non-Managing General Partner, (B) either the date that (i) at least one of the existing Non-Managing General Partners agrees to assume the obligations of the withdrawing Non-Managing General Partner under Section IV(a)(3) or
(ii) a successor Non-Managing General Partner, who has agreed to assume such obligations, is elected by the Managing General Partners or (C) the date a Managing General Partner assumes the obligations of the withdrawing Non-Managing General Partner under Section IV(a)(3);
  (2) the Non-Managing General Partner is dissolved or otherwise terminates its existence;
  (3) a petition in bankruptcy is filed by the Non-Managing General
Partner;
  (4) an involuntary petition in bankruptcy is filed against the Non-Managing General Partner and a trustee is appointed and confirmed after an opportunity for a hearing;
  (5) the Non-Managing General Partner makes an assignment for the benefit of creditors of substantially all of its assets; or
  (6) the Non-Managing General Partner is removed by vote of the Managing General Partners.
 The retirement, dissolution, bankruptcy or other withdrawal of a Non-Managing General Partner shall not dissolve the Fund, provided that the Managing General Partners elect to continue the business and operations of the Fund and, if there are no other existing Non-Managing General Partners, either a successor Non-Managing General Partner is elected by the Managing General Partners or, if a Non-Managing General Partner is not elected, a Managing General Partner assumes the obligations of the withdrawing Non-Managing General Partner under Section IV(a)(3). A Non-Managing General Partner shall not be entitled to any special payment from the Fund as a result of the termination of its status as a general partner. A terminated Non-Managing General Partner may, if it chooses to do so, redeem its Shares in accordance with Section XI(a) or retain its Shares as a Limited Partner.
 (k) Additional or Successor Managing General Partners. Subject to the applicable requirements of the 1940 Act, between meetings of Partners the Managing General Partners may elect additional or successor Managing General Partners to fill vacancies (whether or not created by an increase in the number of Managing General Partners) in the number of Managing General Partners. The number of Managing General Partners shall be fixed from time to time by the Managing General Partners and, at or after the commencement of the business of the Fund, shall be not less than one. Subject to the provisions of Section V(i), each additional or successor Managing General Partner shall serve as a Managing General Partner until the next meeting of Partners called for the election of Managing General Partners and until his respective successor is duly elected and admitted. If at any time more than a majority of the Managing General Partners serving as such shall not have been approved at a meeting of Limited Partners, then the Managing General Partners shall as promptly as possible, and in any event within 60 days (unless the SEC shall extend such period), cause a meeting of Limited Partners to be held for the purpose of electing Managing General Partners such that at least a majority thereof shall have been elected by the Limited Partners consistent with the requirements of the 1940 Act.
 (l) Liability to Limited Partners. The General Partners shall not be personally liable for the repayment of the balance of the Capital Account of any Limited Partner or any other amount standing in the account of any other holder of Shares, including, but not limited to, contributions with respect to Shares. Any such repayment shall be solely from the Fund's assets. The General Partners shall not have any personal liability to any Limited Partner or any other holder of Shares for any loss, damage or other costs incurred by reason of (1) any failure to withhold income tax under federal or state tax laws with respect to income allocated to Limited Partners or such holders, (2) any change in federal or state income tax laws, or in interpretations thereof, as they apply to the Fund, the Limited Partners or such holders, whether such change occurs through legislative, judicial or administrative action, (3) any error of judgment or mistake of fact or law or (4) any other action, or failure to act or other matter, unless the result of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Any such loss, damage or costs shall be satisfied from the Fund's assets.
 (m) Assignment or Transfer of General Partners' Shares. A General Partner may not assign Shares which he or it holds in his or its capacity as a General Partner to any party without the consent of a majority of the Managing General Partners (excluding such General Partner). Any assignee of a General Partner for which such consent has been granted may not become a substituted General Partner unless elected as such by the remaining Managing General Partners, as provided in Section V(k), and shall otherwise hold such Shares as a Limited Partner.
 (n) Reimbursement and Compensation. Any Managing General Partner (other than one who is an "interested person" as defined under the 1940 Act) may receive compensation for his services as a Managing General Partner (as determined by the Managing General Partners from time to time) and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing his duties hereunder. Neither the payment of such compensation nor the reimbursement of such expenses shall be deemed a distribution for purposes of Section VII(b), nor shall such payment or reimbursement affect such Partner's right to receive any distribution to which he would otherwise be entitled as a holder of Shares.
 (o) Indemnification.
  (1) Subject to the exceptions and limitations contained in Paragraph (2) below, every person who is, or has been, a General Partner, an officer, director and/or trustee of a Non-Managing General Partner, an officer of the Fund, or an agent of any of them (including persons who serve at the Fund's request as directors, officers, or trustees of another organization in which the Fund has any interest as a shareholder, creditor, or otherwise) (a "Covered Person") shall be indemnified by the Fund to the fullest extent permitted by law against any liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person, and against amounts paid or incurred by him in the settlement thereof. The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceeding s(civil, criminal or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
  (2) No indemnification shall be provided hereunder to a Covered Person
   (A) who is finally adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Fund or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund;
   (B) in the event of a settlement or other disposition not involving a final adjudication as provided in (A), unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office
    (i) by the court or other body approving the settlement or other disposition,
    (ii) by the vote of at least a majority of those Managing General Partners who are neither interested persons of the Fund nor parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry), or
    (iii) by the written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);
   provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners or independent counsel.
  (3) The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to occupy the position by virtue of which he was a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights of indemnification to which Fund personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise underlaw.
  (4) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section V(o)(1) may be paid by the Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Fund if it is ultimately determined that he is not entitled to indemnification under this Section V(o); provided, however, that either (A) such Covered Person provides appropriate security for such undertaking, (B) the Fund is insured against losses arising out of any such advance payments or (C) either a majority of the Managing General Partners who are neither interested person of the Fund nor parties to the matter, or independent legal counsel in a written opinion, determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section V(o).
  (5) The indemnification obligations of the Fund under this Section V(o) shall be satisfied solely out of Fund assets, and no Limited Partner shall have any personal liability for the indemnification herein provided. Further, to the extent that the liabilities and/or expenses to be indemnified hereunder are incurred or paid in connection with a claim, act, suit or proceeding involving activities or omissions that relate to one or less than all of the Series, then such indemnification shall be paid only from the assets of the relevant Series.
VI. LIMITED PARTNERS.
 (a) Identity, Number and Contributions. The name and address of the Initial Limited Partner and the number of Shares owned by him are set forth in Schedule "A" to this Agreement. Additional Limited Partners may be admitted with respect to each Series, and Shares of any Series may be sold in accordance with procedures established by the Managing General Partners. No consent of any Limited Partners shall be required in connection therewith. Any person who purchases Shares, irrespective of whether he, or his authorized representative, has executed an "account application" or any other document related hereto, will be deemed to have consented to, and will be bound by, the terms and conditions of this Agreement, including the power of attorney set forth in Section XIV(d). The Managing General Partners reserve the right, in their sole discretion, to reject any purchaser of Shares as a Limited Partner. The names, addresses, capital contributions and number (and identity by Series) of Shares held by each Limited Partner shall be maintained in the books and records of the Fund.
 (b) No Power to Control Fund Operations. A Limited Partner shall have no right to and shall take no part in the management or control of the Fund's operations and shall have no right or authority to act for or bind the Fund, but may exercise the rights and powers of a limited partner under this Agreement and the Partnership Act.
 (c) Voting Rights of Limited Partners. Under the circumstances provided in this Agreement or by the 1940 Act, the Limited Partners shall have the right to vote (notwithstanding anything to the contrary in Section XIV(c)) on the following material matters relating to the activities of the Fund, each such vote to be taken at a meeting of the Limited Partners called and held pursuant to the provisions of Section X and the By-laws, if any:
  (1) The election of Managing General Partners when so required by Section
X(e):
  (2) The approval or termination of investment advisory or underwriting contracts or distribution plans
   (which may be with (a) Non-Managing General Partner or an affiliate thereof);
  (3) The approval or termination of the engagement of auditors; and
  (4) Any other matters that the 1940 Act requires to be approved by the
Partners.
On any matter submitted to a vote of the Limited Partners, all Shares shall be voted by individual Series (it being the intent hereof that matters involving an individual Series shall be voted on only by Limited Partners holding Shares of that Series) except (i) when required by the 1940 Act, Shares shall be voted in the aggregate as a single class and not by individual Series and (ii) when the Managing General Partners have determined that the matter at issue affects the interests of more than one Series, then the Limited Partners who are holders of Shares of all affected Series shall be entitled to vote thereon as a single class.
 (d) Limitation of Limited Partners' Liability. No Limited Partner shall be liable for the debts or obligations of the Fund provided, however, that the contribution of a Limited Partner shall be subject to the risks of the operations of the Fund and subject to the claims of the Fund's creditors, and provided further that, after any Limited Partner has received the return of any part of his contribution, he will be liable to the Fund to the extent required by the Partnership Act.
 (e) Additional Contributions of Limited Partners; Assessments. No Limited Partner shall be required to make any contributions to the Fund other than the purchase price of his Share(s) at the Net Asset Value (including Shares issued as provided in Section VII), and no Limited Partner shall be required to lend monies to the Fund. No holder of any Share shall be subject to additional assessments on or in respect of such Share, except as provided in Section VI(d).
 (f) Death of a Limited Partner. The death of a Limited Partner shall not dissolve or terminate the Fund. In the event of such death, the personal representative of the deceased Limited Partner shall have the right to be substituted as a Limited Partner only in accordance with the provisions of
Section IX(b), but shall have the right to have the Fund redeem his Shares in accordance with Section XI(a).
VII. DISTRIBUTIONS OF INCOME AND GAINS; TAX ALLOCATIONS.
 (a) Distributions of Income and Gains.
  (1) The Managing General Partners, in their sole discretion, shall determine the amounts of net income and net realized capital gains of each Series, if any, to be distributed to holders of Shares of such Series, the record date for each such distribution and the time when each such distribution shall be made; provided, however, that the Managing General Partners shall not be required to make any distribution of net income or net realized capital gains for any taxable year. Expenses of each Series will be accrued on a regular basis determined by the Managing General Partners. The Managing General Partners are authorized to establish such reserves as may be required, in their judgment, with respect to any anticipated or actual liabilities of a Series, including liabilities relating to a Series' obligation to indemnify any Partner hereunder. For purposes of this subsection, a person shall be deemed to be a holder of a Share if he is the record holder thereof on the record date established for the payment of a distribution therein (regardless of whether such record holder has been admitted as substituted Limited Partner as herein provided).
  (2) Each distribution pursuant to Paragraph (1) to the holders of the Shares of any Series shall be made in full and fractional Shares of such Series valued at the Net Asset Value thereof on the applicable record date. If so provided in the Prospectus, distributions of net income and net realized capital and other gains may b made in cash (U.S. dollars) to those holders of Shares who have made a proper election in the manner set forth therein.
 (b) Tax Allocations.
  (1) General. For each fiscal year, items of income, gain, loss, deduction and credit from operations of a Series (other than from the disposition of capital assets of the Series) shall be allocated for federal income tax purposes pro rata among the Partners holding Shares of such Series in proportion to the number of such Shares owned by each Partner or in such other manner that the Managing General Partners determine is required by the federal income tax law. A holder of a Share of a Series shall be allocated the proportionate part of such items actually realized by such Series for each full accrual period during which such Share was owned by such holder For purposes of this subsection, a person shall be deemed to be a holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has been admitted as a substituted Limited Partner as herein provided). The Partners' Capital Accounts and Sub-Accounts shall be adjusted to reflect allocations of such items of income, gain, loss, deduction and credit.
  (2) Allocations of Capital Gains and Losses. Capital gains and losses of a Series shall be allocated for federal income tax purposes pro rata among the Partners holding Shares of such Series in proportion to the number of such Shares owned by each Partner, or in such other manner that the Managing General Partners determine is required by the federal income tax law, on the respective dates of disposition of the assets giving rise to the gains or losses and the Partners' Capital Accounts and Sub-Accounts shall be adjusted accordingly. Purchase of Shares and partial or complete redemptions of Shares shall be regarding as occurring at the time the Net Asset Value per Share is determined, after adjustments to the Partners' Capital Accounts and Sub-Accounts for realized gains and losses on such day have been made.
  (3) Qualified Income Offset. If, during any taxable year, a Partner has a "Qualified Income Offset Amount" (as defined in the regulations under section 704 of the Code), then income or gain (or items thereof) shall be allocated to such Partner in accordance with such regulations.
  (4) General Partners' Minimum Interests. Notwithstanding anything herein to the contrary, the interests (including Limited Partner interests) of all the General Partners, taken together, in each material item of income, gain, loss, deduction or credit of each Series, at all times during the existence of such Series, shall equal at least the lesser of (A) 1% and (B) the greater of (i) 0.2% and (ii) 1% divided by the ratio that total capital contributions to such Series by all Partners bears to $50 million.
 (c) Special Allocation of Loss. Notwithstanding anything herein to the contrary, the amount of an item of loss of deduction that would reduce a Limited Partner's Capital Account below zero shall instead be allocated to the General Partners in proportion to their respective interests in the Fund. A General Partner's interest in the Fund shall be expressed as a fraction, the numerator of which is the sum of the product of (1) the Net Asset Value per Share of each Series and (2) the number of Shares of each Series held by the General Partner and the denominator of which is the sum of all such numerators of all General Partners.
VIII. ACCOUNTING.
 (a) Records and Accounting. At all times during the existence of the Fund, books of account, which shall be adequate and appropriate for the Fund's operations, shall be kept. Such books and records shall be kept on a basis consistent with the accounting methods followed by the Fund for federal income tax purposes and, where deemed appropriate, in accordance with generally accepted accounting principles and procedures applied in a consistent manner. Such books and records shall include such separate and additional accounts for each holder of Shares as shall be necessary to reflect accurately the rights and interests of such holder and shall specifically reflect the name and address of each Partner and each other holder of Shares and the number of Shares of each Series held by each for the purpose of determining recipients of distributions and notices. The Fund shall make its books and records available to Limited Partners, upon five days' written notice, for any proper partnership purpose provided for under the Partnership Act; however, the Managing General Partners reserve the right to request a statement of the purposes for which the examination is being requested.
 (b) Fiscal Year. The Fund's fiscal year shall be the calendar year for financial reporting and federal income tax purposes, unless the Managing General Partners determine otherwise.
 (c) Income Tax Information. The Managing General Partners shall cause to be transmitted to each Partner and to the appropriate governmental authorities such reports and information as shall be required by the 1940 Act, the Partnership Act, the Code and any other provision of law.
 (d) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax basis in his Shares, the Series may make an election to adjust the basis of Series assets under
Section 754 of the Code, and the Series may increase the tax basis of its assets in accordance with Sections 734, 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax basis in his Shares.
IX. PROHIBITION OF ASSIGNMENT OF SHARES.
 (a) Prohibition of Assignment. Except as otherwise provided in this
Section IX, no Limited Partner or other holder of Shares shall have the right to sell, assign, pledge, hypothecate or otherwise transfer or encumber (collectively "transfer") all or any part of his Shares except with the prior consent of the Managing General Partners, which consent may be withheld in the Managing General Partners' sole discretion. Any transfer in violation of this Section IX shall be void and shall not be recognized by the Fund for any purpose. In the case of a transfer (other than pursuant to subsections (b) and (c)) approved by the Managing General Partners, the transferee shall be admitted as a substituted Limited Partner upon his execution of an account application and power of attorney in a form satisfactory to the Managing General Partners and upon the satisfaction of such other conditions as may be specified by the Managing General Partners. If a permitted transferee is not admitted as a substituted Limited Partner, then (1) such transferee shall become a holder of record of the Shares transferred to him and shall be entitled to redeem such Shares in accordance with the provisions of Section XI and to receive distributions in respect of such Shares as herein provided, but neither such transferee nor his transferor shall have any other rights of a Limited Partner (including the right to vote on any matter or to inspect the books and records of the Fund).
 (b) Pledge of Shares; Death, Incompetence or Termination of Existence of a Limited Partner. A Limited Partner may pledge his Shares as collateral to a securities broker, bank or financial industry professional if the Limited Partner gives the Fund prior written notice that a pledge is proposed to be made. Any person who is holding Shares as collateral and becomes the owner thereof due to foreclosure or otherwise, or any person who succeeds to the ownership of Shares upon the death or incompetence of a Limited Partner (or, in the case of a Limited Partner that is not a natural person, the merger, dissolution or other termination of existence of such Limited Partner), shall not be substituted as a Limited Partner without (1) the consent of the Managing General Partners, which may be withheld in their sole discretion, and (2) if such consent is given, the execution of an account application and power of attorney in a form satisfactory to the Managing General Partners and satisfaction of such other conditions as may be specified by the Managing General Partners. If a pledgee who has become the owner of Shares or any such successor in interest is not admitted as a substituted Limited Partner, then, upon receipt by the Fund of evidence satisfactory to the Managing General Partners of the pledgee's or the successor's ownership of Shares, the pledgee or the successor shall become the holder of record of the subject Shares and shall thereafter have the same rights as specified in Section IX(a) with respect to a permitted transferee who is not admitted as a substituted Limited Partner. If that occurs, however, the Limited Partner who pledged such Shares or the incompetent Limited Partner, as the case may be, shall cease to possess all the rights of a Limited Partner (including the right to vote on any matter or to inspect the books and records of the Fund).
X. MEETING OF LIMITED PARTNERS.
 (a) Meeting and Call. Meetings of all Limited Partners or, as applicable, of Limited Partners holding Shares of any particular Series, shall be held either within the State of Delaware or at such other places on the date fixed, from time to time, by the Managing General Partners for the transaction of such matters as may be presented to the meeting and upon which Limited Partners have the right to vote hereunder. Meetings shall be called by the Managing General Partners whenever the holders of Shares of at least 10% of all votes entitled to be cast at such meeting shall make a duly authorized request that such meeting be called or as otherwise may be required by this Agreement, the 1940 Act or the Partnership Act.
 (b) Notice or Actual or Constructive Waiver of Notice. Written or printed notice of each meeting shall state the time and place of the meeting and the purpose or purposes for which the meeting is called and shall be given at least ten days in advance of the meeting to each Limited Partner who is the record holder of Shares of the concerned Series as of the record date fixed by the Managing General Partners for determining Limited Partners entitled to vote. Such notice shall be given either by mail at such holder's address appearing on the books of the Fund or the address supplied by him for the purpose of notice or by presenting it to him personally or by leaving it at his residence or usual place of business before the date of the meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid. Any notice of a meeting of Limited Partners may be waived in writing by a Limited Partner before or after the meeting. Actual attendance or representation at any meeting shall be deemed equivalent to the giving of such notice to such Partner.
 (c) Voting. All Shares of each Series shall have equal voting rights, and each Share shall have one vote. Each Partner shall have the right to vote at any meeting the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of the meeting. A majority of the votes cast at a meeting of Partners, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may come before the meeting, unless more than a majority of votes cast is required by this Agreement or the 1940 Act, and a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Managing General Partner; provided that where any provision of law or this Agreement requires or permits that the Limited Partners who are holders of Shares of any Series shall vote as a Series, then a majority of the Shares of that Series voted on the matter shall decide that matter insofar as that Series is concerned.
 (d) Quorum. Except where a greater number is required under the terms of this Agreement or the 1940 Act, a quorum shall consist of a majority of the Shares entitled to vote at a meeting, whether present in person or represented by proxy, except that where any provision of law permits or requires the holders of a Series to vote as a Series, then a majority of the Shares of that Series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series.
 (e) Meeting to Elect Managing General Partners When None Exist. In the event that no Managing General Partner shall remain for the purpose of electing pursuant to Section XII(a)(5) to continue the operation of the Fund, then the Non-Managing General Partners shall promptly call a meeting of the Limited Partners, to be held within 90 days of the date the last Managing General Partner ceased to act in such capacity, for the purpose of determining whether to elect one or more successor Managing General Partners who, if elected, will continue the operation of the Fund. For the period of time from such date until the date of admission of one or more successor Managing General Partners (if elected), the Non-Managing General Partners shall continue the operations of the Fund without dissolution and shall be permitted to engage in the management, conduct and operation of the activities of the Fund and, otherwise, to exercise during such period all of the powers of the Managing General Partners hereunder If at the meeting called pursuant to this subsection the Limited Partners determine not to elect one or more successor Managing General Partners, then the Fund shall dissolve in accordance with Section XII and the assets of the Fund shall be distributed pursuant to Section XIII.
XI. RETURN OF CAPITAL CONTRIBUTIONS.
 (a) Redemption of Shares and Full Return of Capital Contributions.
  (1) Except as otherwise provided herein and subject to applicable law, rules, regulations and exemptions therefrom, any holder of Shares may redeem all or any portion of his Shares at their Net Asset Value next determined after the receipt by the Fund of a written request for redemption in proper form. In addition, the Managing General Partners may require the redemption of the Shares of any holder the value of whose Shares fall below a specified minimum level established by the Managing General Partners and set forth in the Prospectus or for any other reason the Managing General Partners, in their sole discretion, deem appropriate.
  (2) A request for redemption shall be deemed in proper form if it complies which such requirements as are set forth in the Prospectus.
  (3) The Managing General Partners reserve the right, in their complete discretion, to redeem Shares of any Series in whole or in part either in cash (U.S. dollars or other currency) or by the distribution of one or more securities of such Series in kind. For this purpose portfolio securities distributed in kind shall be valued at their fair market value as determined for purposes of computing the redemption price.
  (4) The Managing General Partners may, with respect to any or all Series, suspend the right of redemption or postpone the date of payment of redemption proceeds as permitted under the 1940 Act. Such suspension shall take effect at such time as the Managing General Partners shall specify, but not later than the close of business on the business day next following the declaration of the suspension, and thereafter there shall be no right of redemption or payment until the Managing General Partners shall declare the suspension at an end. In the case of a suspension of the right of redemption, a holder of Shares may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension.
  (5) Notwithstanding anything in this Section XI(a) to the contrary, no Partner shall be entitled to receive the return of any part of the capital contribution(s) with respect to his Shares unless all liabilities of the Fund or of the Series to which those Shares relate, except obligations to General Partners and to Limited Partners on account of their capital contributions, have been paid or, in the judgment of the Managing General Partners, there remains property of the Fund or such Series sufficient to pay them.
  (6) Any distribution to a Partner upon redemption pursuant to this
Section XI(a) shall constitute a return in full of such Partner's capital contribution(s) attributable to the Shares which are redeemed, regardless of the amount distributed with respect to such Shares, and such Partner shall not be entitled to any other or additional distribution by reason of
Section 17-604 of the Partnership Act or otherwise. No consent of any of the Partners shall be required for the redemption of any Shares or return of any redeeming Partner's capital contribution(s).
 (b) Partial Returns of Capital Contributions. Except upon dissolution of the Fund or as provided in Section XI(a), no Partner has the right to redeem his Shares or demand the return of any part of the capital contribution(s) with respect to his Shares The Managing General Partners may, however, from time to time, elect to make partial returns of capital contributions to Partners who are the holders of Shares of any Series provided that
  (1) all liabilities of the relevant Series to persons other than Partners (except those liabilities arising pursuant to Section V(n)) have been paid or, in the judgment of the Managing General Partners, there remains property of the Series sufficient to pay them and
  (2) the consent, express or implied, of all Partners holding Shares of such Series is obtained.
 For purposes of the foregoing, the condition of clause (2) shall be deemed to have been satisfied if such partial return is made pro rata to the holders of Shares of the relevant Series based upon the number of Shares held by each such holder. Each Partner, by becoming a Partner, consents to all such pro rata distributions theretofore or thereafter made in accordance or thereafter made in accordance with such provisions.
XII. DISSOLUTION OF THE FUND.
 (a) Dissolution of the Fund. The Fund shall be dissolved upon the earliest to occur of
  (1) the expiration of the Fund's term,
  (2) the Fund's disposition of all, or substantially all, of its assets,
  (3) the determination by Limited Partners who are holders of a majority of the then outstanding Shares of all Series, at a meeting called for the purpose, that the Fund should be dissolved,
  (4) the determination of the Managing General Partners, by majority vote, that the Fund should be dissolved,
  (5) the occurrence of any event described in Section V(i), where there is at least one remaining Managing General Partner, unless all the remaining Managing General Partners elect in writing within 90 days of such event to continue the operations of the Fund,
  (6) the occurrence of any event described in Section V(j), unless the Managing General Partners elect to continue the operations of the Fund and either (A) there remains at least one Non-Managing General Partner, (B) a successor Non-Managing General Partner is unanimously elected in writing by the Managing General Partners within 90 days of such event or (C) at least one Managing General Partner assumes the obligations of the Non-Managing General Partner under Section IV(a)(3) or
  (7) the occurrence of an event described in Section V(i) and/or (j) with respect to a General Partner, unless within 90 days following the date of withdrawal of the last remaining General Partner, all Limited Partners agree in writing to continue the operations of the Fund and to the appointment, effective as of the date of withdrawal of such last remaining General Partner, of one or more successor Managing General Partners and a successor Non-Managing General Partner.
 (b) Dissolution and Reconstitution of the Partnership Following Withdrawal of all General Partners. Notwithstanding the provisions of Section XII(a), in the event of the occurrence of an event described in Section V(i) with respect to the last remaining Managing General Partner(s), the Fund shall be dissolved, but it shall be reconstituted and shall not be terminated, and its operations shall be continued, if the Partners, at a meeting called by the Non-Managing General Partners in accordance with Section X(e), elect one or more successor Managing General Partners to continue the operations of the Fund.
XIII. WINDING UP AND LIQUIDATION OF THE FUND.
 (a) Winding Up. Upon the dissolution of the Fund the Managing General Partners or a liquidator appointed by the Managing General Partners or, if no Managing General Partners remain, a liquidator appointed by the Non-Managing General Partner or, if no General Partners remain, by a liquidator appointed by a majority in interest of all Limited Partners, shall wind up the holders of Shares shall continue to share profits and losses during dissolution in the same manner as before dissolution. The proceeds from the liquidation of the assets of each Series, after paying or providing for the payment of all liabilities of the Series and the allowable costs of dissolution, shall be distributed, to the extent permitted by the Partnership Act, pro rata among the holders of the Shares of the relevant Series in proportion to them. Notwithstanding the foregoing, after dissolution and before termination of the Fund the General Partners will contribute to the Fund an amount equal to the lesser of (1) the deficit balances, if any, in their respective Capital Accounts or (2) the excess of 1.01% of the total capital contributions of the Limited Partners at the time of dissolution of the Fund over the capital previously contributed by the General Partners, as long as current law, regulations, Internal Revenue Service policy or interpretations thereof, in the opinion of counsel, require such contribution in order to enable the Fund to qualify as a partnership for federal income tax purposes.
 (b) Accountant's Statement. Each of the Partners shall be furnished with a statement prepared by the Fund's accountants which shall set forth the assets and liabilities of the Fund as at the date of complete liquidator, as applicable, have complied with the foregoing distribution plan, the Limited Partners shall cease to be such, and the Managing General Partners or the liquidator, as applicable, shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Fund.
 (c) Gains or Losses during Winding Up. Any gain or loss on disposition of the properties of any Series during the process of winding up the Fund shall be credited or charged equally among the outstanding Shares of such Series in accordance with the allocation methods prescribed in accordance with Section VII. Any property distributed in kind shall be valued and treated as though the property were sold and the cash proceeds were distributed.
 (d) Winding Up a Series. The winding up of any Series shall be accomplished in a manner consistent with the principles of this Section XIII.
XIV. FUND DOCUMENTATION; AMENDMENT OF AGREEMENT; POWER OF ATTORNEY.
 (a) Agreement and other Documentation. The Managing General Partners have caused the Certificate to be filed and recorded in accordance with the Partnership Act in the Office of the Secretary of State of the State of Delaware, and, to the extent they believe it is required by local law, in the appropriate place in each state in which the Fund may hereafter establish a place of business. The Managing General Partners shall also cause to be filed, recorded and published such statements of fictitious business name and other notices, certificates, statements or other instruments required by the provisions of any applicable law of the United States or any state or other jurisdiction which governs the formation of the Fund or the conduct of its business from time to time.
 (b) Amendment of Certificate. The Certificate shall be amended upon the occurrence of any event requiring amendment thereof under the Partnership Act.
 (c) Amendment of Agreement. Except as otherwise required by this Agreement, the Partnership Act or the 1940 Act, the Managing General Partners may amend this Agreement with respect to all matters contained herein. If any amendment of this Agreement requires the vote of the Partners, pursuant to a provision hereof or of the Partnership Act or the 1940 Act, then upon the prior affirmative vote of the Managing General Partners such amendment shall be voted upon as provided for in Sections X(a) through (d). Such amendments shall have the same force and effect as if they had received the unanimous approval of the Partners, and any non-consenting Partner or other holder of Shares will be bound thereby. Notwithstanding the foregoing, no such amendment shall affect the limited liability of the Limited Partners. This Agreement need not be amended upon the admission or withdrawal of any Limited Partners.
 (d) Power of Attorney.
  (1) Each Limited Partner, by virtue of his purchase of Shares and without the necessity of executing any documentation, (A) is deemed to have requested admission as a Limited Partner of the Fund and of any of the following limited partnerships in which such Limited Partner may participate in the future by purchasing limited partnership interests ("Fund Shares") therein: (i) Fidelity Yen Performance Portfolio, L.P.; (ii) Fidelity Sterling Performance Portfolio, L.P.; or (iii) Fidelity Deutsche Mark Performance Portfolio, L.P. (individually, a "Fidelity Fund"), and (B) makes, constitutes and appoints each person or party who shall then or thereafter be serving as a General Partner or as a general partner of any Fidelity Fund (a "Fund General Partner") his true and lawful attorney, for him and in his name, place and stead with full power of substitution, to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish (i) this Agreement or any other Fidelity Fund agreement of limited partnership (a "Fidelity Fund Agreement"), (ii) the Certificate or any similar document relating to a Fidelity Fund, (iii) any amendment to this Agreement, a Fidelity Fund Agreement or any other document to reflect any action of the Partners provided for in this Agreement or of the partners of a Fidelity Fund ("Fund Partners") provided for in a Fidelity Fund Agreement, whether or not such Limited Partner voted in favor of or otherwise consented to such action and (iv) any other instrument, certificate or document, provided such instrument, certificate or document is consistent with the terms of this Agreement or any applicable Fidelity Fund Agreement as then in effect.
  (2) Each Limited Partner acknowledges and agrees that the respective terms of this Agreement and the Fidelity Fund Agreement permit certain amendments thereof to be effected and certain other actions to be taken or omitted by or with respect to the Fund or any Fidelity Fund, in each case with the approval of less than all the Partners or Fund Partners thereof, provided that the holders of a specified percentage of the Shares held by the Partners of the Fund or, as applicable, Fund Shares held by the Fund Partners shall have voted in favor of or otherwise consented to such action or the Managing General Partners (either of this Fund or, as applicable, any Fidelity Fund) have so consented. Each Partner is fully aware that he and each other Partner and Fund Partner have granted this power of attorney and that all Partners and Fund Partners will rely on the effectiveness of such powers with the view to the orderly administration of the affairs of the Fund and/or the Fidelity Funds.
  (3) The foregoing grant of authority by a Limited Partner (i) is a special power of attorney coupled with an interest in favor of the General Partners and the Fund General Partners and as such shall be irrevocable and shall survive the death or insanity (or, in the case of a Limited Partner that is not a natural person, the merger, dissolution or other termination of the existence) of such Limited Partner, (ii) may be exercised for such Limited Partner by (a) a facsimile signature of any General Partner or Fund General Partner, as applicable; (b) listing all Limited Partners or all limited partners of the applicable Fidelity Fund (the "Fund Limited Partners"), including the Limited Partner, and executing the relevant instrument by a facsimile signature of any General Partner or Fund General Partner, as applicable; or (c) stating that all Limited Partners or Fund Limited Partners, as applicable, while not specifically named, are executing with relevant instrument, and executing such instrument with a single signature or facsimile of any General Partner or Fund General Partner, as applicable, acting as attorney-in-fact for all of them, and
(iii) shall survive the redemption by such Limited Partner of all or any portion of his Shares and/or his Fund Shares.
 (e) Power of Attorney by Additional Limited Partners. A power of attorney as described in subsection (d) above may be one of the instruments which the General Partners, under Section IX, shall require a substituted Limited Partner to execute as a condition of his admission. Such power of attorney may be set forth on instructions distributed by the Fund to holders of Shares of any Series from time to time.
 (f) Technical Amendments. No vote, approval or other consent shall be required of the Partners to amend this Agreement or the Certificate in any of the following respects: (1) to reflect any change in the amount or character of the contribution of any Limited Partner or General Partner;
(2) to substitute or remove a Limited Partner; (3) to admit any additional Limited Partner; (4) to reflect the retirement, resignation, death, insanity or other withdrawal of a Managing General Partner; (5) to reflect the termination of the status of a Non-Managing General Partner as a General Partner; (6) to change the name of the Fund or a Series; or (7) to correct any false or erroneous statement, or (8) to make a change in any statement in order that such statement shall accurately represent the agreement among the General and Limited Partners in this Agreement. Any amendment reflecting the determination of the remaining General Partners to continue the business of the Fund upon the retirement, withdrawal, death, dissolution, bankruptcy, insanity or removal of a General Partner need be signed only by or on behalf of any one remaining Managing General Partner. The execution of any such amendment on behalf of a Partner may be effected by his attorney-in-fact.
XV. MISCELLANEOUS MATTERS.
 (a) Use of the Name "Fidelity". Fidelity Management & Research Company ("FMR") has consented to the use by the Fund or any Series of the identifying word "Fidelity" in the name of the Fund or any Series at some future date. Such consent is conditioned upon the continued employment of FMR as investment adviser of each Series. As between the Fund and FMR, FMR controls the use of the name of the Fund insofar as such name contains the identifying word "Fidelity." FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest FMR may require the Fund or any Series to cease using the identifying word "Fidelity" in the name of the Fund or such Series if the Fund or such Series ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.
 (b) Custodian. All assets of the Fund shall be held by a custodian meeting the requirements of the 1940 Act and may be registered in the name of the Fund or such custodian or a nominee. The terms of the custodian agreement shall be determined by the Managing General Partners, which terms shall be in accordance with the 1940 Act.
 (c) Independent Activities. Each Partner reserves the right to conduct activities similar to those conducted by the Fund.
 (d) Interested Partners. The fact that a General Partner or one or more of the Limited Partners is directly or indirectly interested in or connected with any company or person with which or with whom the Fund may have dealings, including, but not limited to, any company which renders investment advisory, share transfer or related services, shall not preclude such dealings or make them void or voidable, and the Fund or any of the Partners shall not have any rights in or to such dealings or any profits derived therefrom except any such rights as may inure under the 1940 Act.
 (e) Tax Election. No election shall be made by any Partner to be excluded from the application of the provisions of Subchapter K of the Code or from any similar provisions of state laws, and no such election shall be made by the Fund.
 (f) Insurance. The Managing General Partners shall procure and maintain insurance concerning the Fund's activities an amount and covering such risks as may be appropriate in the judgment of the Managing General Partners.
 (g) Limitation of Liability. In connection with entering into any contract, loan agreement, instrument or other document on behalf of the Fund or any Series with a third party, the Managing General Partners shall have the absolute right to include therein provisions to the effect that such contract, loan agreement, instrument or other document constitutes a nonrecourse obligation of the Fund or such Series only and that the Managing General Partners shall have no liability thereon or thereunder, and in any such case such third parties contracting with, extending credit to or having claims against the Fund or such Series shall look only to the assets of the Fund or such Series, as the case may be, for payment, and neither the Partners, nor the Fund's officers, employees, agents or delegates, whether past, present or future, shall be personally liable therefor.
 (h) Notices. All notices required or permitted to be given under this Agreement in writing shall be given to the parties at the addresses set forth on Schedule "A" to this Agreement or the most recent address provided by any holder of Shares to the Fund, or at such other address as any of the parties may hereafter specify in writing to the Fund.
 (i) Captions. Section and Paragraph titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intend of any provisions hereof.
 (j) Variations in Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, and to the singular or plural, as the identity of the person or persons may require.
 (k) Binding Agreement. This Agreement shall be binding on all of the parties hereto, notwithstanding that all of the parties have not executed the same document.
 (l) Benefit. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective heirs, executors, guardians, representatives, successors and assigns.
 (m) Nonrecourse Creditors. No creditor making a nonrecourse loan to the Fund or any Series shall, by reason thereof, acquire any direct or indirect interest in the profits, capital or property of the Fund or such Series other than as a secured creditor.
 (n) Agent for Service of Process. The Managing General Partners shall take whatever action is necessary to designate an agent in Delaware upon whom service of process upon the Fund may lawfully be made.
 (o) Principles of Construction; Severability. This Agreement shall be construed to the maximum extent possible to comply with all applicable provisions of the 1940 Act and the Partnership Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under the 1940 Act, the Partnership Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of such law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provision.
 (p) Delaware Law. It is the intention of the parties that the internal laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.
 (q) Integrated Agreement. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and, except for any other written agreements and representations which the Managing General Partners may require of the Partners, there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) Financial Statements and Financial Highlights included in the Annual Report for the fiscal year end December 31, 1996 are incorporated by reference to the fund's Statement of Additional Information and were filed
on February   27, 1997 pursuant to Rule 30d-1 under the Investment Company
Act of 1940 and are incorporated herein by reference.
 (b) Exhibits:
(1)(a) Amended and Restated Certificate of Limited Partnership, dated December 21, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 11.
    (b) Amended and Restated Agreement of Limited Partnership, dated April 13, 1987, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 11.
(2) Not applicable.
(3) Not applicable.
(4) Not applicable.
(5) Management Contract, dated December 1, 1990, between the Registrant and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 11.
(6)(a) General Distribution Agreement, dated April 25, 1989, between the Registrant and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 11.
    (b) Amendment to General Distribution Agreement, dated May 10, 1994, between the Registrant and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 11.
    (c) Form of Bank Agency Agreement (most recently revised January, 1997) is filed herein as Exhibit 6(c).
    (d) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as Exhibit 6(d).
(7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, is incorporated herein by reference to Exhibit 7 of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
    (b) The Fee Deferrral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of December 1, 1995, is incorporated herein by reference to Exhibit 7(b) of Fidelity School Street Trust's (File No. 2-57167) Post-Effective Amendment No. 47.
(8)(a) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
    (b) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).
    (c) Appendix B, dated July 18, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Securities Fund's Post-Effective Amendment No. 35 (File No. 2-93601).
    (d) Fidelity Group Repo Custodian Agreement among The Bank of New York,
J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (h) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
(9) Not applicable.
(10) Not applicable.
(11) Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
(12) Not applicable.
(13) Written assurances that purchase representing initial capital was made for investment purposes without any present intention of redeeming or reselling is incorporated herein by reference to Exhibit 13 of Post-Effective Amendment No. 11.
(14) Not applicable.
(15) Not applicable.
(16)(a) A schedule for the computation of total returns for Fidelity Sterling Performance Portfolio L.P. on behalf of the Trust is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 13.
      (b) A schedule for the computation of adjusted net asset values for Fidelity Sterling Performance L.P. on behalf of the Trust is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 13.
(17) Financial Data Schedule for the fund is filed herein as Exhibit 27.
(18) Not applicable.
Item 25. Persons Controlled by or Under Common Control with Registrant
 The Managing General Partners of Registrant will be the same individuals as the Trustees of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
 As of December 31, 1996, there were 62 holders of record of units of partnership interest.
Item 27. Indemnification
 Pursuant to Del. Code Ann. title 12 (sub-section) 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument states that the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer, or both, and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of their own disabling conduct.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names Service and/or the Registrant as a party and is not based on and does not result from the Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Executive Committee of FMR;
                            President and Chief Executive Officer of FMR Corp.;
                            Chairman of the Board and Director of FMR, FMR
                            Corp., FMR Texas Inc., FMR (U.K.) Inc., and FMR
                            (Far East) Inc.; Chairman of the Board and
                            Representative Director of Fidelity Investments Japan
                            Limited; President and Trustee of funds advised by
                            FMR.



J. Gary Burkhead            President and Director of FMR, FMR Texas Inc., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Managing
                            Director of FMR Corp.; Senior Vice President and
                            Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



Dwight D. Churchill         Vice President of FMR.



John D. Crumrine            Assistant Treasurer of FMR, FMR (U.K.) Inc., FMR
                            (Far East) Inc., and FMR Texas Inc.; Vice President
                            and Treasurer of FMR Corp.



William Danoff              Vice President of FMR and of a fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Larry A. Domash             Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Vice President of FMR.



Bart Grenier                Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of
                            Equity funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical
                            Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Vice President of FMR and of a fund advised by FMR.



Stephen P. Jonas            Vice President of FMR; Treasurer of FMR, FMR
                            (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Vice President of High
                            Income funds advised by FMR.



Alan Leifer                 Vice President of FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught II     Vice President of FMR and of a fund advised by FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Vice President of FMR; Senior Vice President and
                            Director of Operations and Compliance of FMR (U.K.)
                            Inc.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

Mark Peterson          Director                   None

Paul Hondros           President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Co., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian, The Chase Manhattan Bank, 4 Chase MetroTech Center, New York, N.Y.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings
 The Registrant, on behalf of Fidelity Sterling Performance Portfolio, L.P., provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of February 1997.
      FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Managing General    February 27, 1997
                                     Partner

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Kenneth A. Rathgeber     *        Treasurer                         February 27, 1997

Kenneth A. Rathgeber



/s/J. Gary Burkhead                  Managing General Partner          February 27, 1997

J. Gary Burkhead



/s/Ralph F. Cox                 **   Managing General Partner          February 27, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      **       Managing General Partner          February 27, 1997

Phyllis Burke Davis



/s/E. Bradley Jones           **     Managing General Partner          February 27, 1997

E. Bradley Jones



/s/Donald J. Kirk               **   Managing General Partner          February 27, 1997

Donald J. Kirk



/s/Peter S. Lynch               **   Managing General Partner          February 27, 1997

Peter S. Lynch



/s/Marvin L. Mann            **      Managing General Partner          February 27, 1997

Marvin L. Mann



/s/Gerald C. McDonough  **           Managing General Partner          February 27, 1997

Gerald C. McDonough



/s/Thomas R. Williams       **       Managing General Partner          February 27, 1997

Thomas R. Williams




(dagger) Signatures affixed by J. Gary Burkhead pursuant to a power of attorney dated January 3, 1997 and filed herewith.
* Signature affixed by John H. Costello pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Plans                   Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Government Securities
Fidelity Deutsche Mark Performance          Fund, L.P.
  Portfolio, L.P.                        Fidelity Union Street Trust
Fidelity Devonshire Trust                Fidelity Union Street Trust II
Fidelity Exchange Fund                   Fidelity Yen Performance Portfolio, L.P.
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint
J. Gary Burkhead my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-8B-2, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 3, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d               January 3, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint John H. Costello and John E. Ferris each of them singly my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue
hereof.   This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Kenneth A. Rathgeber__________   December 19, 1996

Kenneth A. Rathgeber

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk